UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
August 31, 2021
MFS®  Blended Research®  Emerging Markets
Equity Fund
BRK-ANN

MFS® Blended Research® Emerging Markets
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	7.5%
Samsung Electronics Co. Ltd.	4.9%
Tencent Holdings Ltd.	4.7%
Alibaba Group Holding Ltd., ADR	3.0%
Tata Consultancy Services Ltd.	1.7%
China Construction Bank Corp.	1.7%
Sberbank of Russia PJSC, ADR	1.6%
Infosys Ltd.	1.6%
Chailease Holding Co.	1.6%
Yum China Holdings, Inc.	1.5%
GICS equity sectors (g)
Information Technology	21.9%
Financials	18.7%
Consumer Discretionary	15.0%
Communication Services	11.3%
Materials	8.0%
Consumer Staples	6.4%
Energy	5.1%
Health Care	4.5%
Industrials	4.1%
Utilities	2.7%
Real Estate	1.1%
Issuer country weightings (x)
China	33.0%
South Korea	14.7%
Taiwan	14.4%
India	10.6%
Brazil	5.5%
Russia	4.5%
South Africa	3.5%
Mexico	2.6%
Thailand	2.1%
Other Countries	9.1%
Currency exposure weightings (y)
Hong Kong Dollar	27.9%
South Korean Won	14.7%
Taiwan Dollar	14.4%
Indian Rupee	10.4%
Brazilian Real	5.5%
Russian Ruble	4.5%
Chinese Renminbi	3.9%
South African Rand	3.5%
United States Dollar	3.2%
Other Currencies	12.0%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Blended Research Emerging Markets Equity Fund (fund) provided a total return of 24.78%, at net asset value. This compares with a return of 21.12% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Contributors to Performance
Stock selection within both the information technology and industrials sectors was a primary contributor to the fund's performance relative to the MSCI Emerging Markets Index. Within the information technology sector, overweight positions in technology consulting firm Infosys (India) and semiconductor foundry business United Microelectronics (Taiwan) aided relative results. The fund's holdings of semiconductor
4

Management Review - continued
products manufacturer Silicon Motion Technology(b) (Taiwan) and commercial electronic paper technology company E Ink Holdings(b) (Taiwan) also strengthened relative performance. The stock price of E Ink Holdings rose as the company reported higher-than-expected sales due to its shipment initiation of color printing e-paper. Within the industrials sector, the fund’s overweight positions in marine shipping services provider Evergreen Marine (Taiwan) and Cosco Shipping (Taiwan) also boosted relative returns.
Elsewhere, the fund’s underweight position in online and mobile commerce company Alibaba Group Holding (China) boosted relative performance. The stock price of Alibaba Group Holding declined as the company reported lower-than-expected adjusted earnings due to higher investments in new businesses, such as its Taobao Deals and local services. The fund's overweight holdings of financing services provider Chailease Holdings (China) and banking services firm ABSA Group (South Africa) also aided relative returns. Avoiding shares of weak-performing after-school tutoring services provider TAL Education Group (China) further bolstered relative results.
Detractors from Performance
Stock selection within the energy sector detracted from relative performance, led by the timing of the fund's ownership in shares of oil and gas exploration and production company Petroleo Brasileiro(h) (Brazil). The stock price of Petroleo Brasileiro appreciated after the company reported solid financial results, which were ahead of market estimates, driven primarily by higher overall oil prices. Not owning shares of strong-performing global energy company Gazprom (Russia) further held back relative performance.
Stocks in other sectors that weakened relative performance included the fund’s overweight positions in real estate development firm Shimao Group Holdings(h) (Hong Kong), rubber gloves manufacturer Top Gloves (Malaysia), cement manufacturer Anhui Conch Cement (China), motorcycle manufacturer Hero Motorcorp (India) and financial management firm E.Sun Financial(h) (Taiwan). The timing of the fund’s ownership in shares of integrated circuits manufacturer Mediatek (Taiwan), and not owning shares of banking and treasury management firm ICICI Bank (India) and advertising and content platform provider Kakao (South Korea), also weighed on relative results. The stock price of Kakao advanced during the reporting period as the company continued to show strong revenue growth, driven by higher-than-expected profitability from Kakao Bank and a surge in transaction value from Dunamu (operator of Upbit, the number one cryptocurrency trading platform in Korea).
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These
5

Management Review - continued
views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	24.78%	9.93%	10.72%
B	9/15/15	23.77%	9.11%	9.89%
C	9/15/15	23.78%	9.10%	9.88%
I	9/15/15	25.10%	10.21%	10.98%
R1	9/15/15	24.32%	9.20%	9.96%
R2	9/15/15	24.47%	9.66%	10.44%
R3	9/15/15	24.80%	9.93%	10.70%
R4	9/15/15	25.10%	10.22%	10.99%
R6	9/15/15	25.17%	10.30%	11.07%
Comparative benchmark(s)

MSCI Emerging Markets Index (net div) (f)	21.12%	10.40%	10.92%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	17.61%	8.63%	9.62%
B With CDSC (Declining over six years from 4% to 0%) (v)	19.77%	8.83%	9.78%
C With CDSC (1% for 12 months) (v)	22.78%	9.10%	9.88%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	1.24%	$1,000.00	$1,023.08	$6.32
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
B	Actual	1.99%	$1,000.00	$1,018.76	$10.13
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
C	Actual	1.99%	$1,000.00	$1,018.80	$10.13
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	0.99%	$1,000.00	$1,024.33	$5.05
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R1	Actual	1.24%	$1,000.00	$1,023.26	$6.32
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R2	Actual	1.49%	$1,000.00	$1,021.81	$7.59
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
R3	Actual	1.24%	$1,000.00	$1,023.05	$6.32
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R4	Actual	0.99%	$1,000.00	$1,024.28	$5.05
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R6	Actual	0.96%	$1,000.00	$1,024.27	$4.90
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from March 1, 2021 through August 31, 2021, the distribution fee for Class R1 was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.99%, $10.15, and $10.11 for Class R1. See Note 3 in the Notes to Financial Statements for additional information.
11

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Alcoholic Beverages – 1.6%
Ambev S.A.	73,700	$ 243,728
China Resources Beer Holdings Co. Ltd.	12,000	98,747
Jiangsu Yanghe Brewery JSC Ltd.	10,700	277,367
Kweichow Moutai Co. Ltd., “A”	1,300	313,374
		$933,216
Apparel Manufacturers – 1.2%
ANTA Sports Products Ltd.	6,000	$ 123,434
Bosideng International Holdings Ltd.	240,000	196,260
Li Ning Co. Ltd.	15,000	201,544
LPP S.A.	30	109,343
Shenzhou International Group Holdings Ltd.	3,200	69,781
		$700,362
Automotive – 3.6%
BAIC Motor Corp. Ltd., “H”	508,500	$ 185,683
BYD Co. Ltd.	8,000	270,937
Great Wall Motor Co. Ltd.	32,000	147,298
Hero MotoCorp Ltd.	13,433	504,486
Kia Corp.	5,035	369,553
Nio, Inc., ADR (a)	2,259	88,801
Sinotruk Hong Kong Ltd.	85,500	168,418
Yadea Group Holdings Ltd.	52,000	92,401
Yutong Bus Co. Ltd., “A”	92,090	175,255
Zhongsheng Group Holdings Ltd.	19,000	158,792
		$2,161,624
Biotechnology – 0.8%
Hugel, Inc. (a)	1,322	$ 222,338
WuXi Biologics (Cayman), Inc. (a)	16,500	255,431
		$477,769
Brokerage & Asset Managers – 0.6%
B3 Brasil Bolsa Balcao S.A.	59,300	$ 161,358
Moscow Exchange MICEX-RTS PJSC	74,670	186,885
		$348,243
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – 3.9%
Infosys Ltd.	41,141	$ 961,614
Tata Consultancy Services Ltd.	20,090	1,041,945
Tech Mahindra Ltd.	17,678	350,533
		$2,354,092
Computer Software – 3.0%
Kingsoft Corp.	35,800	$ 143,385
NAVER Corp.	2,407	911,357
NetEase.com, Inc., ADR	7,830	762,799
		$1,817,541
Computer Software - Systems – 6.1%
Hon Hai Precision Industry Co. Ltd.	180,000	$ 720,948
Samsung Electronics Co. Ltd.	44,472	2,941,914
		$3,662,862
Conglomerates – 0.6%
CITIC Pacific Ltd.	305,000	$ 379,610
Construction – 1.4%
Anhui Conch Cement Co. Ltd.	55,000	$ 297,720
CEMEX S.A.B. de C.V. (a)	491,877	404,101
LG Electronics, Inc.	1,030	126,146
		$827,967
Consumer Products – 0.2%
AmorePacific Corp.	675	$ 132,444
Consumer Services – 1.3%
Localiza Rent a Car S.A.	18,300	$ 196,279
MakeMyTrip Ltd. (a)	3,920	101,214
Trip.com Group Ltd. (a)	15,252	465,034
		$762,527
Electronics – 10.5%
E Ink Holdings, Inc.	206,000	$ 582,020
MediaTek, Inc.	7,000	227,579
Silicon Motion Technology Corp., ADR	7,702	575,031
Taiwan Semiconductor Manufacturing Co. Ltd.	203,000	4,497,519
United Microelectronics Corp.	196,000	446,266
		$6,328,415
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 1.8%
China Shenhua Energy Co. Ltd.	316,500	$ 700,761
Hindustan Petroleum Corp. Ltd.	47,307	172,750
Reliance Industries Ltd.	6,516	201,542
		$1,075,053
Energy - Integrated – 3.3%
China Petroleum & Chemical Corp.	1,168,000	$ 566,170
LUKOIL PJSC, ADR	9,627	815,984
MOL Hungarian Oil & Gas PLC	30,453	249,712
PetroChina Co. Ltd.	850,000	372,680
		$2,004,546
Engineering - Construction – 1.0%
Doosan Bobcat, Inc. (a)	7,646	$ 285,872
Sany Heavy Industry Co. Ltd., “A”	39,000	158,276
Zoomlion Heavy Industry Science and Technology Co., Ltd.	138,000	131,480
		$575,628
Food & Beverages – 2.2%
Gruma S.A.B. de C.V.	16,850	$ 192,436
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	85,664	450,772
JBS S.A.	63,888	385,122
Tata Consumer Products Ltd.	27,448	325,188
		$1,353,518
Food & Drug Stores – 0.2%
Sendas Distribuidora S.A.	46,000	$ 149,544
Gaming & Lodging – 0.3%
Genting Berhad	127,800	$ 155,254
General Merchandise – 1.5%
Bim Birlesik Magazalar A.S.	30,016	$ 259,322
Walmart de Mexico S.A.B. de C.V.	174,287	620,123
		$879,445
Insurance – 3.6%
AIA Group Ltd.	9,600	$ 114,732
China Pacific Insurance Co. Ltd.	176,800	497,839
PICC Property & Casualty Co. Ltd.	276,000	249,475
Ping An Insurance Co. of China Ltd., “H”	92,500	718,359
Samsung Fire & Marine Insurance Co. Ltd.	3,075	599,379
		$2,179,784
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 8.2%
Alibaba Group Holding Ltd., ADR (a)	10,727	$ 1,791,302
Allegro.eu S.A. (a)	19,023	352,681
Tencent Holdings Ltd.	45,500	2,815,139
		$4,959,122
Leisure & Toys – 1.4%
Giant Manufacturing Co. Ltd.	15,000	$ 181,319
Naspers Ltd.	3,570	609,490
NCsoft Corp.	127	72,293
		$863,102
Machinery & Tools – 0.4%
AirTAC International Group	7,000	$ 213,434
Major Banks – 4.4%
ABSA Group Ltd.	49,670	$ 540,425
Bank of China Ltd.	1,516,000	532,138
Bank of Communications Co. Ltd.	411,000	236,218
China Construction Bank Corp.	1,428,000	1,031,875
Industrial & Commercial Bank of China, “H”	366,000	204,237
Nedbank Group Ltd.	7,490	95,389
		$2,640,282
Medical & Health Technology & Services – 0.3%
Dr. Sulaiman Al Habib Medical Services Group	3,286	$ 160,852
Medical Equipment – 0.2%
Top Glove Corp.	149,900	$ 144,239
Metals & Mining – 4.3%
African Rainbow Minerals Ltd.	6,326	$ 112,870
China Hongqiao Group Ltd.	185,000	275,926
Hyundai Steel Co.	4,056	178,409
JSW Steel Ltd.	17,075	160,816
Kumba Iron Ore Ltd.	8,022	360,614
POSCO	1,845	536,258
Tata Steel Ltd.	12,349	245,305
Vale S.A.	37,700	719,470
		$2,589,668
Natural Gas - Distribution – 0.1%
GAIL (India) Ltd. GDR	39,235	$ 78,542
Network & Telecom – 0.5%
VTech Holdings Ltd.	29,700	$ 288,505
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 9.6%
Banco Macro S.A., ADR (a)	8,611	$ 161,026
BNK Financial Group, Inc.	21,965	147,008
Chailease Holding Co.	98,650	948,643
Hacı Ömer Sabancı Holding A.S.	155,565	196,596
Hana Financial Group, Inc.	11,417	443,603
HDFC Bank Ltd., ADR	7,728	605,180
Housing Development Finance Corp. Ltd.	5,230	200,475
KB Financial Group, Inc.	18,892	861,949
Kotak Mahindra Bank Ltd.	5,020	120,584
PT Bank Central Asia Tbk	47,600	109,301
Sberbank of Russia PJSC, ADR	54,796	977,835
State Bank of India	43,023	251,069
TCS Group Holding PLC, GDR	6,806	600,970
Textainer Group Holdings Ltd. (a)	5,325	176,896
		$5,801,135
Pharmaceuticals – 3.2%
Ajanta Pharma Ltd.	8,462	$ 258,215
China Medical System Holdings Ltd.	152,000	297,846
Chongqing Zhifei Biological Products Co. Ltd., “A”	3,600	98,589
CSPC Pharmaceutical Group Ltd.	82,000	104,062
Divi's Laboratories Ltd.	2,894	205,080
Gedeon Richter PLC	8,762	262,611
Genomma Lab Internacional S.A., “B” (a)	194,088	187,768
Sinopharm Group Co. Ltd., “H”	40,400	103,786
Sun Pharmaceutical Industries Ltd.	29,009	315,510
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., “A”	1,500	80,545
		$1,914,012
Precious Metals & Minerals – 0.3%
Impala Platinum Holdings Ltd.	4,824	$ 74,022
Sibanye-Stillwater Ltd.	30,890	125,251
		$199,273
Railroad & Shipping – 1.0%
China Cosco Holdings (a)	157,250	$ 297,215
Evergreen Marine Corp. (Taiwan) Ltd.	58,000	284,627
		$581,842
Real Estate – 1.1%
Aldar Properties PJSC	478,942	$ 541,119
Hopson Development Holdings Ltd.	34,400	134,018
		$675,137
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 1.5%
Yum China Holdings, Inc.	14,882	$ 916,136
Special Products & Services – 0.8%
Tisco Financial Group PCL	160,600	$ 468,360
Specialty Chemicals – 3.0%
Asian Paints Ltd.	6,556	$ 287,478
Charoen Pokphand Foods Public Co. Ltd.	341,700	286,230
Kingboard Holdings Ltd.	39,000	191,805
Lotte Chemical Corp.	1,476	318,254
Orbia Advance Corp. S.A.B. de C.V.	59,878	170,952
PTT Global Chemical PLC	265,400	526,971
		$1,781,690
Specialty Stores – 3.2%
Cencosud S.A.	64,641	$ 121,957
China Tourism Group Duty Free Corp. Ltd.	4,400	155,415
JD.com, Inc., ADR (a)	10,838	851,433
Meituan, “B” (a)	23,500	752,367
Vipshop Holdings Ltd., ADR (a)	4,202	62,148
		$1,943,320
Telecommunications - Wireless – 1.2%
LG Uplus Corp.	9,114	$ 110,442
Mobile TeleSystems PJSC, ADR	13,029	122,212
MTN Group Ltd. (a)	23,677	217,500
SK Telecom Co. Ltd.	475	122,084
Telekomunikacja Polska S.A. (a)	59,763	129,195
		$701,433
Telephone Services – 2.5%
Hellenic Telecommunications Organization S.A.	38,237	$ 752,397
KT Corp., ADR	17,403	243,990
PT Telekom Indonesia	2,164,800	516,061
		$1,512,448
Utilities - Electric Power – 2.6%
Energias do Brasil S.A.	86,858	$ 309,751
Energisa S.A., IEU	60,700	520,859
ENGIE Energía Brasil S.A.	25,165	182,747
Equatorial Energia S.A.	89,200	439,031
Saudi Electricity Co.	16,186	117,812
		$1,570,200
Total Common Stocks (Identified Cost, $45,727,665)		$ 59,262,176
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – 0.3%
Computer Software - Systems – 0.3%
Samsung Electronics Co. Ltd. (Identified Cost, $209,143)	3,214	$ 196,258
Investment Companies (h) – 1.8%
Money Market Funds – 1.8%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $1,073,195)	1,073,195	$ 1,073,195

Other Assets, Less Liabilities – (0.6)%		(344,750)
Net Assets – 100.0%		$ 60,186,879

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,073,195 and $59,458,434, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
See Notes to Financial Statements
18

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $45,936,808)	$59,458,434
Investments in affiliated issuers, at value (identified cost, $1,073,195)	1,073,195
Foreign currency, at value (identified cost, $637)	637
Receivables for
Fund shares sold	14,943
Dividends	80,724
Receivable from investment adviser	1,890
Other assets	300
Total assets	$60,630,123
Liabilities
Payables for
Fund shares reacquired	$111,458
Payable to affiliates
Administrative services fee	102
Shareholder servicing costs	3,545
Distribution and service fees	156
Payable for independent Trustees' compensation	1
Deferred country tax expense payable	170,067
Accrued expenses and other liabilities	157,915
Total liabilities	$443,244
Net assets	$60,186,879
Net assets consist of
Paid-in capital	$46,795,260
Total distributable earnings (loss)	13,391,619
Net assets	$60,186,879
Shares of beneficial interest outstanding	3,761,092
19

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,868,712	493,102	$15.96
Class B	403,354	25,603	15.75
Class C	410,400	26,101	15.72
Class I	33,246,587	2,078,065	16.00
Class R1	88,073	5,561	15.84
Class R2	90,397	5,676	15.93
Class R3	106,598	6,670	15.98
Class R4	117,885	7,355	16.03
Class R6	17,854,873	1,112,959	16.04

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.93 [100 / 94.25 x $15.96]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
20

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$1,629,090
Other	9,831
Dividends from affiliated issuers	389
Foreign taxes withheld	(183,202)
Total investment income	$1,456,108
Expenses
Management fee	$393,910
Distribution and service fees	27,329
Shareholder servicing costs	31,242
Administrative services fee	18,075
Independent Trustees' compensation	2,533
Custodian fee	126,353
Shareholder communications	7,402
Audit and tax fees	78,916
Legal fees	516
Registration fees	124,288
Miscellaneous	31,344
Total expenses	$841,908
Reduction of expenses by investment adviser	(304,582)
Net expenses	$537,326
Net investment income (loss)	$918,782
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $78,766 country tax)	$2,969,848
Foreign currency	(20,910)
Net realized gain (loss)	$2,948,938
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $156,057 increase in deferred country tax)	$6,704,165
Translation of assets and liabilities in foreign currencies	1,023
Net unrealized gain (loss)	$6,705,188
Net realized and unrealized gain (loss)	$9,654,126
Change in net assets from operations	$10,572,908
See Notes to Financial Statements
21

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$918,782	$720,764
Net realized gain (loss)	2,948,938	(2,119,090)
Net unrealized gain (loss)	6,705,188	5,450,826
Change in net assets from operations	$10,572,908	$4,052,500
Total distributions to shareholders	$(745,103)	$(465,097)
Change in net assets from fund share transactions	$7,985,612	$18,110,671
Total change in net assets	$17,813,417	$21,698,074
Net assets
At beginning of period	42,373,462	20,675,388
At end of period	$60,186,879	$42,373,462
See Notes to Financial Statements
22

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$12.97	$12.12	$13.66	$14.37	$11.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.25	$0.24	$0.28
Net realized and unrealized gain (loss)	2.96	0.81	(1.20)	(0.32)	2.86
Total from investment operations	$3.19	$1.05	$(0.95)	$(0.08)	$3.14
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.22)	$(0.16)	$(0.06)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.20)	$(0.20)	$(0.59)	$(0.63)	$(0.14)
Net asset value, end of period (x)	$15.96	$12.97	$12.12	$13.66	$14.37
Total return (%) (r)(s)(t)(x)	24.78	8.63	(6.77)	(0.77)	28.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	2.39	2.95	2.94	3.23
Expenses after expense reductions (f)	1.24	1.24	1.24	1.23	1.23
Net investment income (loss)	1.50	1.98	2.01	1.65	2.22
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$7,869	$5,702	$5,174	$7,145	$4,982
See Notes to Financial Statements
23

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$12.81	$11.99	$13.54	$14.27	$11.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.15	$0.21	$0.12	$0.12
Net realized and unrealized gain (loss)	2.93	0.80	(1.25)	(0.30)	2.92
Total from investment operations	$3.04	$0.95	$(1.04)	$(0.18)	$3.04
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)	$(0.14)	$(0.08)	$(0.00)(w)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.10)	$(0.13)	$(0.51)	$(0.55)	$(0.08)
Net asset value, end of period (x)	$15.75	$12.81	$11.99	$13.54	$14.27
Total return (%) (r)(s)(t)(x)	23.77	7.88	(7.51)	(1.47)	27.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.58	3.19	3.70	3.67	4.04
Expenses after expense reductions (f)	1.99	1.99	1.99	1.98	1.99
Net investment income (loss)	0.72	1.22	1.63	0.79	0.97
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$403	$312	$391	$318	$213

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$12.78	$11.95	$13.50	$14.23	$11.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.15	$0.16	$0.11	$0.14
Net realized and unrealized gain (loss)	2.93	0.78	(1.19)	(0.29)	2.89
Total from investment operations	$3.04	$0.93	$(1.03)	$(0.18)	$3.03
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.15)	$(0.08)	$(0.03)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.10)	$(0.10)	$(0.52)	$(0.55)	$(0.11)
Net asset value, end of period (x)	$15.72	$12.78	$11.95	$13.50	$14.23
Total return (%) (r)(s)(t)(x)	23.87	7.78	(7.51)	(1.48)	27.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.58	3.19	3.70	3.64	4.02
Expenses after expense reductions (f)	1.99	1.99	1.99	1.99	1.99
Net investment income (loss)	0.72	1.22	1.31	0.75	1.16
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$410	$344	$420	$453	$438
See Notes to Financial Statements
24

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$13.00	$12.16	$13.71	$14.41	$11.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.29	$0.29	$0.34	$0.28
Net realized and unrealized gain (loss)	2.96	0.80	(1.22)	(0.39)	2.91
Total from investment operations	$3.24	$1.09	$(0.93)	$(0.05)	$3.19
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.25)	$(0.18)	$(0.08)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.24)	$(0.25)	$(0.62)	$(0.65)	$(0.16)
Net asset value, end of period (x)	$16.00	$13.00	$12.16	$13.71	$14.41
Total return (%) (r)(s)(t)(x)	25.10	8.89	(6.55)	(0.55)	28.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.91	2.70	2.78	3.05
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	1.83	2.46	2.26	2.30	2.28
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$33,247	$21,273	$1,811	$2,343	$669

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$12.84	$12.01	$13.57	$14.27	$11.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.15	$0.17	$0.10	$0.11
Net realized and unrealized gain (loss)	2.94	0.80	(1.20)	(0.28)	2.93
Total from investment operations	$3.11	$0.95	$(1.03)	$(0.18)	$3.04
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.16)	$(0.05)	$—
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.11)	$(0.12)	$(0.53)	$(0.52)	$(0.08)
Net asset value, end of period (x)	$15.84	$12.84	$12.01	$13.57	$14.27
Total return (%) (r)(s)(t)(x)	24.32	7.84	(7.47)	(1.49)	27.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	3.14	3.70	3.64	4.06
Expenses after expense reductions (f)	1.59	1.99	1.99	1.99	1.99
Net investment income (loss)	1.11	1.25	1.32	0.70	0.88
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$88	$71	$66	$71	$72
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$12.95	$12.11	$13.66	$14.36	$11.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.21	$0.23	$0.18	$0.17
Net realized and unrealized gain (loss)	2.97	0.81	(1.20)	(0.30)	2.94
Total from investment operations	$3.15	$1.02	$(0.97)	$(0.12)	$3.11
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.21)	$(0.11)	$(0.02)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.58)	$(0.58)	$(0.10)
Net asset value, end of period (x)	$15.93	$12.95	$12.11	$13.66	$14.36
Total return (%) (r)(s)(t)(x)	24.47	8.35	(6.97)	(1.03)	27.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.64	3.20	3.14	3.56
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	1.21	1.75	1.82	1.20	1.38
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$90	$73	$67	$72	$73

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$12.98	$12.14	$13.69	$14.39	$11.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.24	$0.24	$0.20
Net realized and unrealized gain (loss)	2.97	0.83	(1.19)	(0.32)	2.95
Total from investment operations	$3.20	$1.04	$(0.95)	$(0.08)	$3.15
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.23)	$(0.15)	$(0.05)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.20)	$(0.20)	$(0.60)	$(0.62)	$(0.13)
Net asset value, end of period (x)	$15.98	$12.98	$12.14	$13.69	$14.39
Total return (%) (r)(s)(t)(x)	24.80	8.52	(6.75)	(0.80)	28.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	2.43	2.95	2.94	3.31
Expenses after expense reductions (f)	1.24	1.24	1.24	1.24	1.24
Net investment income (loss)	1.50	1.71	1.89	1.66	1.63
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$107	$81	$71	$102	$73
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$13.02	$12.17	$13.72	$14.41	$11.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.28	$0.30	$0.26	$0.23
Net realized and unrealized gain (loss)	2.98	0.81	(1.23)	(0.30)	2.96
Total from investment operations	$3.24	$1.09	$(0.93)	$(0.04)	$3.19
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.25)	$(0.18)	$(0.08)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.62)	$(0.65)	$(0.16)
Net asset value, end of period (x)	$16.03	$13.02	$12.17	$13.72	$14.41
Total return (%) (r)(s)(t)(x)	25.10	8.90	(6.55)	(0.50)	28.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	2.14	2.70	2.66	3.06
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	1.70	2.25	2.36	1.76	1.89
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$118	$97	$85	$82	$74

Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$13.03	$12.19	$13.73	$14.42	$11.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.29	$0.31	$0.27	$0.24
Net realized and unrealized gain (loss)	2.98	0.81	(1.22)	(0.30)	2.95
Total from investment operations	$3.25	$1.10	$(0.91)	$(0.03)	$3.19
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.26)	$(0.19)	$(0.08)
From net realized gain	—	—	(0.37)	(0.47)	(0.08)
Total distributions declared to shareholders	$(0.24)	$(0.26)	$(0.63)	$(0.66)	$(0.16)
Net asset value, end of period (x)	$16.04	$13.03	$12.19	$13.73	$14.42
Total return (%) (r)(s)(t)(x)	25.17	8.91	(6.40)	(0.42)	28.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	2.05	2.58	2.56	2.98
Expenses after expense reductions (f)	0.93	0.92	0.87	0.90	0.91
Net investment income (loss)	1.79	2.36	2.44	1.81	1.97
Portfolio turnover	60	63	64	58	92
Net assets at end of period (000 omitted)	$17,855	$14,422	$12,590	$13,322	$12,127

See Notes to Financial Statements
27

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
29

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the
30

Notes to Financial Statements  - continued
issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$19,826,979	$—	$—	$19,826,979
South Korea	8,819,551	—	—	8,819,551
Taiwan	8,677,386	—	—	8,677,386
India	6,387,526	—	—	6,387,526
Brazil	3,307,889	—	—	3,307,889
Russia	2,517,001	186,885	—	2,703,886
South Africa	2,135,561	—	—	2,135,561
Mexico	1,575,380	—	—	1,575,380
Thailand	—	1,281,561	—	1,281,561
Other Countries	4,742,715	—	—	4,742,715
Mutual Funds	1,073,195	—	—	1,073,195
Total	$59,063,183	$1,468,446	$—	$60,531,629
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses
31

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
32

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$745,103	$465,097
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$48,200,798
Gross appreciation	13,713,026
Gross depreciation	(1,382,195)
Net unrealized appreciation (depreciation)	$12,330,831
Undistributed ordinary income	920,995
Undistributed long-term capital gain	147,935
Other temporary differences	(8,142)
Total distributable earnings (loss)	$13,391,619
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$88,077	$83,064
Class B	2,417	3,860
Class C	2,784	3,499
Class I	385,053	103,204
Class R1	607	633
Class R2	956	982
Class R3	1,232	1,187
Class R4	1,721	1,710
Class R6	262,256	266,958
Total	$745,103	$465,097
33

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.675%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $6,255, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, this reduction amounted to $298,327, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,890 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
34

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 18,073
Class B	0.75%	0.25%	1.00%	1.00%	3,795
Class C	0.75%	0.25%	1.00%	1.00%	4,281
Class R1	0.75%	0.25%	1.00%	0.60%	500
Class R2	0.25%	0.25%	0.50%	0.50%	428
Class R3	—	0.25%	0.25%	0.25%	252
Total Distribution and Service Fees					$27,329
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended August 31, 2021. For the period from March 1, 2021 through August 31, 2021, the 0.75% distribution fee was not imposed for Class R1 shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$—
Class B	160
Class C	13
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $4,844, which equated to 0.0092% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $26,398.
35

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0344% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2021, MFS held approximately 86% and 79% of the outstanding shares of Class R3 and Class R4, respectively, and 100% of the outstanding shares of Class R1 and Class R2.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $4,159.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $9,807, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $38,701,164 and $31,048,675, respectively.
36

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	167,267	$2,624,827	158,992	$1,991,029
Class B	2,607	38,224	—	—
Class C	9,428	143,250	12,555	155,137
Class I	595,289	9,324,069	1,547,126	17,809,134
Class R3	824	12,657	10,400	136,453
Class R4	456	6,965	448	5,544
Class R6	271,938	4,110,557	419,437	5,112,047
	1,047,809	$16,260,549	2,148,958	$25,209,344
Shares issued to shareholders in reinvestment of distributions
Class A	6,019	$86,377	6,053	$81,347
Class B	170	2,417	289	3,860
Class C	196	2,784	262	3,499
Class I	25,673	368,920	6,268	84,301
Class R1	43	607	47	633
Class R2	67	956	73	982
Class R3	86	1,232	88	1,187
Class R4	120	1,721	127	1,710
Class R6	18,212	262,256	19,804	266,958
	50,586	$727,270	33,011	$444,477
Shares reacquired
Class A	(119,894)	$(1,843,788)	(152,238)	$(1,808,610)
Class B	(1,506)	(22,336)	(8,568)	(106,675)
Class C	(10,417)	(158,661)	(21,085)	(257,158)
Class I	(179,247)	(2,717,344)	(65,957)	(745,548)
Class R3	(470)	(7,190)	(10,071)	(129,033)
Class R4	(670)	(9,635)	(126)	(1,490)
Class R6	(283,927)	(4,243,253)	(365,637)	(4,494,636)
	(596,131)	$(9,002,207)	(623,682)	$(7,543,150)
37

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	53,392	$867,416	12,807	$263,766
Class B	1,271	18,305	(8,279)	(102,815)
Class C	(793)	(12,627)	(8,268)	(98,522)
Class I	441,715	6,975,645	1,487,437	17,147,887
Class R1	43	607	47	633
Class R2	67	956	73	982
Class R3	440	6,699	417	8,607
Class R4	(94)	(949)	449	5,764
Class R6	6,223	129,560	73,604	884,369
	502,264	$7,985,612	1,558,287	$18,110,671
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 7%, 6%, 6%, 3%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $208 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
38

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$538,721	$21,205,715	$20,671,241	$—	$—	$1,073,195

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$389	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Blended Research Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust IV
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by
40

Report of Independent Registered Public Accounting Firm – continued
correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
45

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
46

Board Review of Investment Advisory Agreement
MFS Blended Research Emerging Markets Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
47

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 5th quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by
48

Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
49

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
50

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $16,908 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $1,623,106. The fund intends to pass through foreign tax credits of $263,516 for the fiscal year.
52

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
54

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  Blended Research®
International Equity Fund
BRX-ANN

MFS® Blended Research®
International Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
LVMH Moet Hennessy Louis Vuitton SE	2.1%
Samsung Electronics Co. Ltd.	2.0%
Roche Holding AG	1.9%
Novo Nordisk A.S., “B”	1.8%
Novartis AG	1.7%
Fujitsu Ltd.	1.7%
Hitachi Ltd.	1.6%
Schneider Electric SE	1.6%
Tencent Holdings Ltd.	1.6%
GICS equity sectors (g)
Financials	18.1%
Information Technology	13.2%
Consumer Discretionary	12.7%
Industrials	11.3%
Health Care	10.2%
Consumer Staples	8.9%
Materials	7.6%
Communication Services	6.8%
Energy	4.4%
Utilities	3.8%
Real Estate	1.9%
Issuer country weightings (x)
Japan	13.6%
United Kingdom	10.9%
France	9.1%
China	9.0%
Canada	7.9%
Switzerland	7.3%
South Korea	5.7%
Germany	4.0%
Taiwan	4.0%
Other Countries	28.5%
Currency exposure weightings (y)
Euro	19.6%
Japanese Yen	13.6%
British Pound Sterling	9.9%
Hong Kong Dollar	8.9%
Swiss Franc	7.3%
Canadian Dollar	6.9%
South Korean Won	5.7%
United States Dollar	5.1%
Taiwan Dollar	4.0%
Other Currencies	19.0%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Blended Research International Equity Fund (fund) provided a total return of 29.82%, at net asset value. This compares with a return of 24.87% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Contributors to Performance
Security selection within the consumer discretionary sector contributed to the fund's performance relative to the MSCI All Country World (ex-US) Index, led by its underweight position in online and mobile commerce company Alibaba Group Holding (China) and its overweight position in automotive systems manufacturer Magna
4

Management Review - continued
International (Canada). The stock price of Alibaba Group Holding declined as the company reported lower-than-expected adjusted earnings due to higher investments in new businesses, such as its Taobao Deals and local services.
Stock selection within the materials sector also strengthened relative results, led by the fund's overweight position in strong-performing iron and steel products manufacturer Tata Steel (India).
Stocks in other sectors that were among the fund's top relative contributors included its overweight positions in electronics company Hitachi (Japan), laboratory services provider Eurofins Scientific (Luxembourg), semiconductor firm United Microelectronics (Taiwan), banking services firm ABSA Group (South Africa), technology consulting firm Infosys(h) (India) and microchip and electronics manufacturer Samsung Electronics (South Korea). The stock price of Hitachi advanced during the reporting period as the company posted better-than-expected operating profit results, driven by strong performance in its IT segment. In addition, management reported favorable operating profit guidance, which also benefited the stock. The fund's holdings of petroleum and natural gas producer Tourmaline Oil(b) (Canada) further contributed to relative performance.
Detractors from Performance
A combination of stock selection and an overweight position in the communication services sector detracted from relative performance, led by the fund's holdings of online computer and smartphone game developer GungHo Online Entertainment(b) (Japan).
Elsewhere, not owning shares of ASML (Netherlands), a lithography systems manufacturer for the semiconductor industry, held back relative returns. The stock price of ASML rose as the company delivered stronger-than-anticipated financial results, driven by robust order intake within both its Logic and Memory business segments. The fund's overweight positions in life sciences company Bayer (Germany), real estate development firm Shimao Group Holdings(h) (Hong Kong), telecommunications services provider Koninklijke Philips (Netherlands), cement manufacturer Anhui Conch Cement (China), cloud services provider Kingsoft (China), latex rubber glove manufacturer Top Glove (Malaysia) and securities exchange operator ASX(b)(h) (Australia) also weakened relative performance. Additionally, the timing of the fund's ownership in shares of oil and gas exploration and production company Petroleo Brasileiro(h) (Brazil) hindered relative results. The stock price of Petroleo Brasileiro appreciated as the company reported solid financial results that were ahead of market estimates, primarily driven by higher overall oil prices during the reporting period.
The fund’s cash and/or cash equivalents position during the reporting period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
5

Management Review - continued
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	29.82%	9.97%	8.18%
B	9/15/15	28.84%	9.13%	7.37%
C	9/15/15	28.78%	9.12%	7.36%
I	9/15/15	30.14%	10.23%	8.44%
R1	9/15/15	28.83%	9.13%	7.37%
R2	9/15/15	29.50%	9.68%	7.90%
R3	9/15/15	29.75%	9.95%	8.19%
R4	9/15/15	30.12%	10.24%	8.45%
R6	9/15/15	30.32%	10.34%	8.53%
Comparative benchmark(s)

MSCI All Country World (ex-US) Index (net div) (f)	24.87%	9.92%	9.15%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	22.36%	8.68%	7.11%
B With CDSC (Declining over six years from 4% to 0%) (v)	24.84%	8.84%	7.25%
C With CDSC (1% for 12 months) (v)	27.78%	9.12%	7.36%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-US) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.
8

Performance Summary  - continued
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	0.89%	$1,000.00	$1,094.17	$4.70
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$1,089.67	$8.64
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,089.82	$8.64
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,095.39	$3.38
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,089.52	$8.64
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,092.36	$6.01
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,094.22	$4.70
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,095.31	$3.38
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.55%	$1,000.00	$1,096.11	$2.91
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Alcoholic Beverages – 1.1%
Ambev S.A.	363,500	$ 1,202,106
Jiangsu Yanghe Brewery JSC Ltd.	31,900	826,917
Kirin Holdings Co. Ltd.	157,100	2,847,406
		$4,876,429
Apparel Manufacturers – 3.5%
Burberry Group PLC	43,856	$ 1,121,193
Compagnie Financiere Richemont S.A.	39,357	4,340,767
Gildan Activewear, Inc.	22,175	852,445
LVMH Moet Hennessy Louis Vuitton SE	11,937	8,834,507
		$15,148,912
Automotive – 3.6%
Bridgestone Corp.	88,900	$ 4,092,075
Compagnie Generale des Etablissements Michelin SCA	11,978	1,938,302
Hero MotoCorp Ltd.	22,090	829,606
Kia Corp.	10,596	777,713
Magna International, Inc.	54,882	4,330,739
Stellantis N.V.	180,151	3,602,939
		$15,571,374
Brokerage & Asset Managers – 0.9%
IG Group Holdings PLC	306,363	$ 3,944,568
Business Services – 2.1%
Eurofins Scientific SE	41,714	$ 5,914,399
Tech Mahindra Ltd.	150,180	2,977,887
		$8,892,286
Chemicals – 0.2%
Mitsubishi Chemical Holdings Corp.	106,500	$ 934,943
Computer Software – 2.3%
Dassault Systemes SE	66,768	$ 3,808,190
Kingsoft Corp.	287,600	1,151,886
NAVER Corp.	8,779	3,323,973
NetEase.com, Inc., ADR	16,980	1,654,192
		$9,938,241
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 7.5%
Constellation Software, Inc.	3,163	$ 5,360,516
Descartes Systems Group, Inc. (a)	12,557	984,435
Fujitsu Ltd.	38,800	7,159,388
Hitachi Ltd.	123,100	6,808,740
Hon Hai Precision Industry Co. Ltd.	399,000	1,598,102
NICE Systems Ltd., ADR (a)	5,747	1,670,653
Samsung Electronics Co. Ltd.	129,941	8,595,864
		$32,177,698
Construction – 1.9%
Anhui Conch Cement Co. Ltd.	270,000	$ 1,461,533
Ashtead Group PLC	47,845	3,742,865
Techtronic Industries Co. Ltd.	122,500	2,716,990
		$7,921,388
Consumer Products – 0.8%
AmorePacific Corp.	5,263	$ 1,032,673
Reckitt Benckiser Group PLC	30,798	2,345,358
		$3,378,031
Consumer Services – 0.9%
Carsales.com Ltd.	71,551	$ 1,313,812
Persol Holdings Co. Ltd.	42,600	995,930
REA Group Ltd.	14,534	1,632,065
		$3,941,807
Containers – 0.8%
Brambles Ltd.	304,377	$ 2,696,496
Viscofan S.A.	11,925	842,011
		$3,538,507
Electrical Equipment – 2.6%
Legrand S.A.	16,685	$ 1,909,404
Philips Lighting N.V. (n)	44,303	2,480,578
Schneider Electric SE	37,839	6,759,844
		$11,149,826
Electronics – 4.5%
AU Optronics Corp.	1,285,000	$ 816,064
NXP Semiconductors N.V.	17,774	3,823,721
Silicon Motion Technology Corp., ADR	20,138	1,503,503
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	98,658	11,741,288
United Microelectronics Corp.	603,000	1,372,952
		$19,257,528
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 1.5%
Aker BP ASA	48,444	$ 1,264,834
China Shenhua Energy Co. Ltd.	1,074,500	2,379,043
Tourmaline Oil Corp.	102,364	2,737,496
		$6,381,373
Energy - Integrated – 2.6%
China Petroleum & Chemical Corp.	6,004,000	$ 2,910,347
Eni S.p.A.	110,675	1,366,124
Galp Energia SGPS S.A., “B”	159,941	1,638,089
LUKOIL PJSC, ADR	46,575	3,984,491
PetroChina Co. Ltd.	2,294,000	1,005,798
		$10,904,849
Engineering - Construction – 0.3%
Doosan Bobcat, Inc. (a)	20,041	$ 749,301
Zoomlion Heavy Industry Science and Technology Co., Ltd.	630,600	600,807
		$1,350,108
Food & Beverages – 2.6%
Coca-Cola Europacific Partners PLC	72,756	$ 4,200,931
Gruma S.A.B. de C.V.	98,983	1,130,439
Inghams Group Ltd.	373,826	1,129,441
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	336,500	1,770,696
JBS S.A.	204,395	1,232,110
Nestle S.A.	11,280	1,425,659
		$10,889,276
Food & Drug Stores – 1.3%
Seven & I Holdings Co. Ltd.	99,600	$ 4,359,169
Sugi Holdings Co. Ltd. (l)	15,000	1,158,933
		$5,518,102
Gaming & Lodging – 1.1%
Flutter Entertainment PLC (a)	8,826	$ 1,716,910
Tabcorp Holdings Ltd.	837,775	2,935,667
		$4,652,577
General Merchandise – 1.3%
B&M European Value Retail S.A.	330,123	$ 2,537,131
Bim Birlesik Magazalar A.S.	137,585	1,188,659
Walmart de Mexico S.A.B. de C.V.	525,576	1,870,029
		$5,595,819
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 4.6%
China Pacific Insurance Co. Ltd.	1,164,600	$ 3,279,319
Fairfax Financial Holdings Ltd.	9,907	4,385,339
iA Financial Corp., Inc.	25,030	1,387,943
Manulife Financial Corp.	264,442	5,149,875
PICC Property & Casualty Co. Ltd.	1,998,000	1,805,983
Samsung Fire & Marine Insurance Co. Ltd.	19,265	3,755,134
		$19,763,593
Internet – 1.9%
Alibaba Group Holding Ltd., ADR (a)	7,843	$ 1,309,703
Tencent Holdings Ltd.	107,900	6,675,900
		$7,985,603
Leisure & Toys – 1.6%
DeNA Co. Ltd.	62,100	$ 1,092,811
GungHo Online Entertainment, Inc.	140,000	2,727,083
Nintendo Co. Ltd.	2,900	1,394,446
SEGA SAMMY Holdings, Inc.	132,400	1,788,360
		$7,002,700
Machinery & Tools – 2.4%
Epiroc AB	270,612	$ 5,937,851
GEA Group AG	95,234	4,397,825
		$10,335,676
Major Banks – 9.0%
ABSA Group Ltd.	152,557	$ 1,659,866
Bank of China Ltd.	2,615,000	917,904
Bank of Ireland Group PLC (a)	281,721	1,771,652
Bank of Nova Scotia	13,149	814,485
Barclays PLC	1,078,320	2,741,195
BNP Paribas	83,669	5,308,105
China Construction Bank Corp.	5,098,000	3,683,824
DBS Group Holdings Ltd.	294,300	6,560,431
Industrial & Commercial Bank of China, “H”	1,433,000	799,648
National Australia Bank Ltd.	131,593	2,669,479
NatWest Group PLC	946,443	2,772,894
Toronto-Dominion Bank	34,942	2,269,091
UBS Group AG	391,680	6,535,485
		$38,504,059
Medical & Health Technology & Services – 0.4%
Miraca Holdings, Inc.	58,200	$ 1,719,311
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 1.7%
Koninklijke Philips N.V.	119,108	$ 5,490,462
Olympus Corp.	38,400	806,813
Top Glove Corp.	837,300	805,677
		$7,102,952
Metals & Mining – 4.9%
ArcelorMittal S.A.	100,539	$ 3,370,812
Glencore PLC	782,884	3,523,964
JFE Holdings, Inc.	70,000	1,135,754
POSCO	8,880	2,581,017
Rio Tinto PLC	72,777	5,385,093
Tata Steel Ltd.	118,983	2,363,526
Vale S.A.	126,800	2,419,862
		$20,780,028
Natural Gas - Distribution – 0.4%
Italgas S.p.A.	269,148	$ 1,784,110
Natural Gas - Pipeline – 0.3%
Pembina Pipeline Corp.	45,804	$ 1,395,921
Network & Telecom – 0.9%
LM Ericsson Telephone Co., “B”	187,318	$ 2,220,608
VTech Holdings Ltd.	176,300	1,712,575
		$3,933,183
Other Banks & Diversified Financials – 2.9%
AEON Financial Service Co. Ltd.	104,600	$ 1,231,259
Hana Financial Group, Inc.	50,653	1,968,104
Julius Baer Group Ltd.	52,745	3,605,610
KB Financial Group, Inc.	35,093	1,601,121
Sberbank of Russia PJSC, ADR	227,206	4,054,491
		$12,460,585
Pharmaceuticals – 6.7%
Bayer AG	79,718	$ 4,437,620
Kyowa Kirin Co. Ltd.	40,900	1,336,504
Novartis AG	77,419	7,168,285
Novo Nordisk A.S., “B”	75,851	7,559,568
Roche Holding AG	20,522	8,241,295
		$28,743,272
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 0.4%
Impala Platinum Holdings Ltd.	56,746	$ 870,747
Sibanye-Stillwater Ltd.	209,696	850,260
		$1,721,007
Printing & Publishing – 0.8%
Transcontinental, Inc., “A”	167,142	$ 3,235,135
Railroad & Shipping – 0.8%
Canadian Pacific Railway Ltd.	12,206	$ 838,694
Sankyu, Inc.	55,700	2,597,291
		$3,435,985
Real Estate – 1.9%
Aldar Properties PJSC	2,327,413	$ 2,629,559
Ascendas India Trust, REIT	1,039,300	1,120,893
BR Malls Participacoes S.A. (a)	775,800	1,354,814
Goodman Group, REIT	67,638	1,144,486
LEG Immobilien SE	12,026	1,916,960
		$8,166,712
Restaurants – 1.1%
Yum China Holdings, Inc.	74,041	$ 4,557,964
Special Products & Services – 0.7%
Tisco Financial Group PCL	1,008,600	$ 2,941,391
Specialty Chemicals – 1.7%
Linde PLC	9,217	$ 2,907,932
Nitto Denko Corp.	44,700	3,396,737
Orbia Advance Corp. S.A.B. de C.V.	404,705	1,155,436
		$7,460,105
Specialty Stores – 2.1%
JD.com, Inc., ADR (a)	22,512	$ 1,768,543
NEXT PLC	28,106	3,056,546
Zalando SE (a)	11,414	1,264,150
ZOZO, Inc.	69,800	2,661,555
		$8,750,794
Telecommunications - Wireless – 1.8%
KDDI Corp.	80,300	$ 2,459,765
Vodafone Group PLC	3,168,017	5,312,027
		$7,771,792
Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	88,260	$ 1,736,710
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Tobacco – 2.2%
British American Tobacco PLC	116,911	$ 4,386,461
Imperial Tobacco Group PLC	82,947	1,757,922
Japan Tobacco, Inc.	169,900	3,293,294
		$9,437,677
Trucking – 0.5%
Yamato Holdings Co. Ltd.	81,000	$ 2,061,537
Utilities - Electric Power – 3.4%
CLP Holdings Ltd.	236,000	$ 2,359,257
E.ON SE	392,044	5,174,365
Electricite de France S.A.	65,576	888,496
Energisa S.A., IEU	286,900	2,461,854
Iberdrola S.A.	208,519	2,583,962
Terna Participacoes S.A., IEU	116,663	855,321
		$14,323,255
Total Common Stocks (Identified Cost, $338,488,200)		$ 423,074,699
Investment Companies (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $6,933,837)	6,933,837	$ 6,933,837

Other Assets, Less Liabilities – (0.5)%		(2,179,000)
Net Assets – 100.0%		$ 427,829,536

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,933,837 and $423,074,699, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,480,578, representing 0.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
18

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
REIT	Real Estate Investment Trust
See Notes to Financial Statements
19

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $147,901 of securities on loan (identified cost, $338,488,200)	$423,074,699
Investments in affiliated issuers, at value (identified cost, $6,933,837)	6,933,837
Foreign currency, at value (identified cost, $16,142)	16,154
Receivables for
Fund shares sold	964,021
Interest and dividends	2,000,911
Other assets	340
Total assets	$432,989,962
Liabilities
Payables for
Investments purchased	$4,444,874
Fund shares reacquired	123,506
Payable to affiliates
Investment adviser	1,175
Administrative services fee	364
Shareholder servicing costs	20,999
Distribution and service fees	1,565
Payable for independent Trustees' compensation	9
Deferred country tax expense payable	367,386
Accrued expenses and other liabilities	200,548
Total liabilities	$5,160,426
Net assets	$427,829,536
Net assets consist of
Paid-in capital	$326,774,754
Total distributable earnings (loss)	101,054,782
Net assets	$427,829,536
Shares of beneficial interest outstanding	31,060,693
20

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$110,105,695	8,031,430	$13.71
Class B	210,059	15,433	13.61
Class C	382,097	28,107	13.59
Class I	22,324,888	1,619,656	13.78
Class R1	232,918	17,240	13.51
Class R2	403,554	29,403	13.72
Class R3	394,509	28,546	13.82
Class R4	81,103	5,882	13.79
Class R6	293,694,713	21,284,996	13.80

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.55 [100 / 94.25 x $13.71]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
21

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$14,560,464
Other	40,098
Income on securities loaned	3,563
Dividends from affiliated issuers	1,688
Foreign taxes withheld	(1,239,560)
Total investment income	$13,366,253
Expenses
Management fee	$1,984,881
Distribution and service fees	267,825
Shareholder servicing costs	118,312
Administrative services fee	61,724
Independent Trustees' compensation	8,086
Custodian fee	173,078
Shareholder communications	8,873
Audit and tax fees	98,583
Legal fees	2,910
Miscellaneous	163,272
Total expenses	$2,887,544
Reduction of expenses by investment adviser	(341,473)
Net expenses	$2,546,071
Net investment income (loss)	$10,820,182
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $388,507 country tax)	$39,523,422
Foreign currency	(5,336)
Net realized gain (loss)	$39,518,086
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $367,385 increase in deferred country tax)	$51,134,590
Translation of assets and liabilities in foreign currencies	(19,073)
Net unrealized gain (loss)	$51,115,517
Net realized and unrealized gain (loss)	$90,633,603
Change in net assets from operations	$101,453,785
See Notes to Financial Statements
22

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$10,820,182	$8,341,490
Net realized gain (loss)	39,518,086	(22,018,905)
Net unrealized gain (loss)	51,115,517	38,954,335
Change in net assets from operations	$101,453,785	$25,276,920
Total distributions to shareholders	$(8,950,028)	$(9,250,211)
Change in net assets from fund share transactions	$(11,853,510)	$36,975,806
Total change in net assets	$80,650,247	$53,002,515
Net assets
At beginning of period	347,179,289	294,176,774
At end of period	$427,829,536	$347,179,289
See Notes to Financial Statements
23

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.79	$10.37	$11.71	$11.85	$9.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.25	$0.30	$0.30	$0.25
Net realized and unrealized gain (loss)	2.87	0.47	(1.01)	(0.12)	1.82
Total from investment operations	$3.18	$0.72	$(0.71)	$0.18	$2.07
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.30)	$(0.26)	$(0.18)	$(0.04)
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.26)	$(0.30)	$(0.63)	$(0.32)	$(0.04)
Net asset value, end of period (x)	$13.71	$10.79	$10.37	$11.71	$11.85
Total return (%) (r)(s)(t)(x)	29.82	6.85	(5.67)	1.47	21.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.99	1.00	0.99	0.98
Expenses after expense reductions (f)	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	2.45	2.39	2.80	2.49	2.34
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$110,106	$93,455	$84,917	$88,168	$535
See Notes to Financial Statements
24

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.72	$10.32	$11.64	$11.75	$9.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.17	$0.24	$0.20	$0.16
Net realized and unrealized gain (loss)	2.85	0.47	(1.02)	(0.11)	1.81
Total from investment operations	$3.07	$0.64	$(0.78)	$0.09	$1.97
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.17)	$(0.06)	$—
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.18)	$(0.24)	$(0.54)	$(0.20)	$—
Net asset value, end of period (x)	$13.61	$10.72	$10.32	$11.64	$11.75
Total return (%) (r)(s)(t)(x)	28.84	6.06	(6.41)	0.73	20.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.74	1.75	1.74	1.73
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	1.75	1.61	2.28	1.63	1.51
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$210	$148	$152	$97	$109

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.70	$10.28	$11.59	$11.75	$9.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.17	$0.22	$0.21	$0.16
Net realized and unrealized gain (loss)	2.83	0.47	(1.00)	(0.11)	1.81
Total from investment operations	$3.06	$0.64	$(0.78)	$0.10	$1.97
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.22)	$(0.16)	$(0.12)	$—
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.17)	$(0.22)	$(0.53)	$(0.26)	$—
Net asset value, end of period (x)	$13.59	$10.70	$10.28	$11.59	$11.75
Total return (%) (r)(s)(t)(x)	28.78	6.08	(6.42)	0.74	20.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.74	1.75	1.75	1.73
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	1.82	1.64	2.04	1.73	1.54
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$382	$220	$240	$284	$133
See Notes to Financial Statements
25

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.84	$10.42	$11.77	$11.88	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.31	$0.31	$0.31	$0.29
Net realized and unrealized gain (loss)	2.84	0.44	(1.00)	(0.10)	1.80
Total from investment operations	$3.22	$0.75	$(0.69)	$0.21	$2.09
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.33)	$(0.29)	$(0.18)	$(0.05)
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.28)	$(0.33)	$(0.66)	$(0.32)	$(0.05)
Net asset value, end of period (x)	$13.78	$10.84	$10.42	$11.77	$11.88
Total return (%) (r)(s)(t)(x)	30.14	7.09	(5.45)	1.74	21.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.75	0.75	0.74	0.73
Expenses after expense reductions (f)	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	2.91	3.06	2.89	2.50	2.70
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$22,325	$5,183	$1,652	$1,760	$1,259

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.65	$10.24	$11.63	$11.75	$9.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.17	$0.22	$0.19	$0.15
Net realized and unrealized gain (loss)	2.82	0.47	(1.01)	(0.10)	1.82
Total from investment operations	$3.04	$0.64	$(0.79)	$0.09	$1.97
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.23)	$(0.23)	$(0.07)	$—
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.18)	$(0.23)	$(0.60)	$(0.21)	$—
Net asset value, end of period (x)	$13.51	$10.65	$10.24	$11.63	$11.75
Total return (%) (r)(s)(t)(x)	28.83	6.13	(6.44)	0.72	20.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.74	1.75	1.73	1.72
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	1.74	1.63	2.09	1.54	1.41
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$233	$166	$146	$60	$59
See Notes to Financial Statements
26

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.80	$10.38	$11.73	$11.84	$9.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.22	$0.27	$0.29	$0.20
Net realized and unrealized gain (loss)	2.86	0.47	(1.01)	(0.13)	1.83
Total from investment operations	$3.15	$0.69	$(0.74)	$0.16	$2.03
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.24)	$(0.13)	$(0.00)(w)
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.23)	$(0.27)	$(0.61)	$(0.27)	$(0.00)(w)
Net asset value, end of period (x)	$13.72	$10.80	$10.38	$11.73	$11.84
Total return (%) (r)(s)(t)(x)	29.50	6.56	(5.95)	1.27	20.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.24	1.25	1.25	1.22
Expenses after expense reductions (f)	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	2.30	2.12	2.54	2.34	1.90
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$404	$156	$164	$167	$60

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.88	$10.45	$11.80	$11.91	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.25	$0.30	$0.28	$0.23
Net realized and unrealized gain (loss)	2.91	0.49	(1.02)	(0.09)	1.84
Total from investment operations	$3.20	$0.74	$(0.72)	$0.19	$2.07
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.26)	$(0.16)	$—
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.26)	$(0.31)	$(0.63)	$(0.30)	$—
Net asset value, end of period (x)	$13.82	$10.88	$10.45	$11.80	$11.91
Total return (%) (r)(s)(t)(x)	29.75	6.92	(5.72)	1.50	21.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.99	1.00	0.98	0.97
Expenses after expense reductions (f)	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	2.22	2.37	2.79	2.29	2.15
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$395	$64	$58	$61	$60
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.85	$10.42	$11.77	$11.88	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.27	$0.33	$0.31	$0.25
Net realized and unrealized gain (loss)	2.87	0.49	(1.02)	(0.10)	1.84
Total from investment operations	$3.22	$0.76	$(0.69)	$0.21	$2.09
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.33)	$(0.29)	$(0.18)	$(0.05)
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.28)	$(0.33)	$(0.66)	$(0.32)	$(0.05)
Net asset value, end of period (x)	$13.79	$10.85	$10.42	$11.77	$11.88
Total return (%) (r)(s)(t)(x)	30.12	7.18	(5.45)	1.74	21.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.74	0.75	0.73	0.72
Expenses after expense reductions (f)	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	2.73	2.62	3.04	2.54	2.41
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$81	$62	$58	$62	$60

Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$10.85	$10.43	$11.78	$11.88	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.29	$0.34	$0.32	$0.26
Net realized and unrealized gain (loss)	2.88	0.47	(1.02)	(0.09)	1.84
Total from investment operations	$3.24	$0.76	$(0.68)	$0.23	$2.10
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.34)	$(0.30)	$(0.19)	$(0.06)
From net realized gain	—	—	(0.37)	(0.14)	—
Total distributions declared to shareholders	$(0.29)	$(0.34)	$(0.67)	$(0.33)	$(0.06)
Net asset value, end of period (x)	$13.80	$10.85	$10.43	$11.78	$11.88
Total return (%) (r)(s)(t)(x)	30.32	7.18	(5.33)	1.86	21.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.65	0.65	0.68
Expenses after expense reductions (f)	0.55	0.55	0.54	0.54	0.60
Net investment income (loss)	2.82	2.76	3.13	2.60	2.43
Portfolio turnover	68	72	58	69	63
Net assets at end of period (000 omitted)	$293,695	$247,726	$206,790	$207,449	$196,685

See Notes to Financial Statements
28

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research International Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
30

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the
31

Notes to Financial Statements  - continued
issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$58,059,104	$—	$—	$58,059,104
United Kingdom	46,828,148	—	—	46,828,148
France	38,732,059	—	—	38,732,059
China	38,560,007	—	—	38,560,007
Canada	33,742,114	—	—	33,742,114
Switzerland	31,317,101	—	—	31,317,101
South Korea	24,384,900	—	—	24,384,900
Germany	17,190,920	—	—	17,190,920
Taiwan	17,031,909	—	—	17,031,909
Other Countries	114,287,046	2,941,391	—	117,228,437
Mutual Funds	6,933,837	—	—	6,933,837
Total	$427,067,145	$2,941,391	$—	$430,008,536
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses
32

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $147,901. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $155,809 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
33

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$8,950,028	$9,250,211
34

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$354,113,367
Gross appreciation	87,859,349
Gross depreciation	(11,964,180)
Net unrealized appreciation (depreciation)	$ 75,895,169
Undistributed ordinary income	19,435,058
Undistributed long-term capital gain	5,733,288
Other temporary differences	(8,733)
Total distributable earnings (loss)	$101,054,782
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$2,240,922	$2,350,834
Class B	2,386	3,422
Class C	3,123	4,533
Class I	110,356	51,103
Class R1	2,896	3,314
Class R2	3,338	3,830
Class R3	1,512	1,725
Class R4	1,633	1,860
Class R6	6,583,862	6,829,590
Total	$8,950,028	$9,250,211
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction
35

Notes to Financial Statements  - continued
amounted to $47,145, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, this reduction amounted to $294,327, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,232 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 259,727
Class B	0.75%	0.25%	1.00%	1.00%	1,771
Class C	0.75%	0.25%	1.00%	1.00%	2,783
Class R1	0.75%	0.25%	1.00%	1.00%	2,025
Class R2	0.25%	0.25%	0.50%	0.50%	1,201
Class R3	—	0.25%	0.25%	0.25%	318
Total Distribution and Service Fees					$267,825
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to
36

Notes to Financial Statements  - continued
accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $1 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$1
Class B	—
Class C	16
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $2,728, which equated to 0.0007% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $115,584.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0155% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2021, MFS held 100% of the outstanding shares of Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to
37

Notes to Financial Statements  - continued
ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $296,518.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $39,985, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $262,311,354 and $274,519,175, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,252,730	$28,171,047	5,001,865	$51,610,948
Class B	2,448	32,261	—	—
Class C	12,655	164,758	4,359	43,607
Class I	1,319,451	17,532,133	711,263	7,109,625
Class R1	1,445	18,227	1,039	10,850
Class R2	16,531	221,789	203	2,087
Class R3	22,726	311,705	175	1,846
Class R6	3,209,197	39,055,547	7,300,536	74,505,088
	6,837,183	$85,507,467	13,019,440	$133,284,051
Shares issued to shareholders in reinvestment of distributions
Class A	21,163	$251,840	3,856	$43,616
Class B	201	2,386	303	3,422
Class C	263	3,123	402	4,533
Class I	9,235	110,356	4,506	51,103
Class R1	246	2,896	295	3,314
Class R2	280	3,338	338	3,830
Class R3	126	1,512	151	1,725
Class R4	137	1,633	164	1,860
Class R6	550,951	6,583,862	601,726	6,829,590
	582,602	$6,960,946	611,741	$6,942,993
38

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,904,637)	$(36,376,292)	(4,535,077)	$(48,597,862)
Class B	(1,068)	(13,340)	(1,217)	(12,710)
Class C	(5,381)	(63,879)	(7,564)	(78,575)
Class I	(187,071)	(2,206,792)	(396,295)	(3,652,420)
Class R2	(1,844)	(23,962)	(1,891)	(20,237)
Class R3	(148)	(1,983)	(1)	(7)
Class R6	(5,303,230)	(65,635,675)	(4,908,892)	(50,889,427)
	(8,403,379)	$(104,321,923)	(9,850,937)	$(103,251,238)
Net change
Class A	(630,744)	$(7,953,405)	470,644	$3,056,702
Class B	1,581	21,307	(914)	(9,288)
Class C	7,537	104,002	(2,803)	(30,435)
Class I	1,141,615	15,435,697	319,474	3,508,308
Class R1	1,691	21,123	1,334	14,164
Class R2	14,967	201,165	(1,350)	(14,320)
Class R3	22,704	311,234	325	3,564
Class R4	137	1,633	164	1,860
Class R6	(1,543,082)	(19,996,266)	2,993,370	30,445,251
	(983,594)	$(11,853,510)	3,780,244	$36,975,806
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 14%, 11%, 9%, 9%, 9%, 5%, 4%, 4%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the
39

Notes to Financial Statements  - continued
average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $1,503 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,791,445	$77,051,467	$72,909,075	$—	$—	$6,933,837

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,688	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
40

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Blended Research International Equity Fund and the Board of Trustees of MFS Series Trust IV
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Blended Research International Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
41

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
46

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
47

Board Review of Investment Advisory Agreement
MFS Blended Research International Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
48

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by
49

Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
50

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
51

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
52

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $1,279,813 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $14,546,849. The fund intends to pass through foreign tax credits of $1,609,504 for the fiscal year.
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  Global New
Discovery Fund
GND-ANN

MFS® Global New
Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
ICON PLC	2.6%
PerkinElmer, Inc.	1.9%
ASM International N.V.	1.9%
NS Solutions Corp.	1.8%
GFL Environmental, Inc.	1.8%
Arthur J. Gallagher & Co.	1.7%
Clarivate PLC	1.6%
Cranswick PLC	1.6%
STERIS PLC	1.4%
Electrocomponents PLC	1.4%
GICS equity sectors (g)
Industrials	24.6%
Information Technology	18.6%
Consumer Discretionary	13.7%
Health Care	11.2%
Real Estate	8.8%
Materials	8.7%
Financials	6.1%
Consumer Staples	3.5%
Communication Services	2.6%
Issuer country weightings (x)
United States	39.4%
United Kingdom	15.8%
Japan	8.6%
Germany	6.5%
Canada	5.2%
Netherlands	4.9%
France	2.6%
Ireland	2.5%
Switzerland	2.0%
Other Countries	12.5%
Currency exposure weightings (y)
United States Dollar	48.4%
Euro	16.1%
British Pound Sterling	13.7%
Japanese Yen	8.6%
Swiss Franc	2.0%
Norwegian Krone	2.0%
Indian Rupee	1.7%
Brazilian Real	1.5%
Swedish Krona	1.5%
Other Currencies	4.5%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Global New Discovery Fund (fund) provided a total return of 32.82%, at net asset value. This compares with a return of 38.21% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Stock selection and, to a lesser extent, an underweight position in the financials sector was a primary detractor from performance relative to the MSCI All Country World Small Mid Cap Index, led by the fund's holdings of trading services provider B3 SA-Brasil, Bolsa, Balcão(b) (Brazil).
4

Management Review - continued
Security selection within the consumer discretionary sector also held back relative results. Here, overweighting shares of food delivery website operator Just Eat Takeaway (Netherlands) detracted from relative returns.
In other sectors, the fund’s overweight positions in analytics services provider Clarivate (United Kingdom), health care glass and plastic products manufacturer Gerresheimer (Germany), intelligent identity solutions provider Ping Identity Holdings, food products manufacturer Cranswick (United Kingdom), data center infrastructure solutions provider QTS Realty Trust(h) and digital banking solutions provider Q2 Holdings hurt relative performance. The fund's holdings of enterprise software products maker Oracle Japan(b) and business information provider Dun & Bradstreet(b)(h) further weakened relative results.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection within the health care sector contributed to relative performance, led by the fund’s overweight positions in life sciences company Maravai Lifesciences and pharmaceutical services provider Charles River Laboratories International. The stock price of Charles River Laboratories International rose as the company reported higher-than-expected organic revenue growth, solid margins and a lower tax rate.
Elsewhere, the fund’s overweight positions in global cross-border payments technology provider Nuvei (Canada), semiconductor equipment manufacturer ASM International (Netherlands), ecological solutions provider GFL Environmental (Canada), cloud and IT services provider Rakus(h) (Japan), software and technology consulting services provider Nagarro (Germany), construction materials company Summit Materials(h) and security risk intelligence solutions provider Rapid7 strengthened relative returns. The stock price of Nuvei advanced during the reporting period as the company delivered strong revenue results and significantly raised its 2021 guidance well above consensus, which suggested that recent revenue momentum benefited not only from a temporary COVID-19 induced surge, but also from its technology, focused verticals (gaming, social media, etc.), customer expansion strategy and distribution efforts.
Respectfully,
Portfolio Manager(s)
Eric Braz, Peter Fruzzetti, Michael Grossman, and Sandeep Mehta
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/16/11	32.82%	16.73%	14.52%
B	12/16/11	31.84%	15.87%	13.67%
C	12/16/11	31.84%	15.87%	13.67%
I	12/16/11	33.16%	17.04%	14.81%
R1	12/16/11	31.80%	15.86%	13.66%
R2	12/16/11	32.47%	16.46%	14.23%
R3	12/16/11	32.82%	16.74%	14.52%
R4	12/16/11	33.16%	17.03%	14.80%
R6	1/02/13	33.27%	17.15%	13.48%
Comparative benchmark(s)

MSCI All Country World Small Mid Cap Index (net div)(f)	38.21%	12.99%	12.33%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	25.18%	15.36%	13.82%
B With CDSC (Declining over six years from 4% to 0%) (v)	27.84%	15.65%	13.67%
C With CDSC (1% for 12 months) (v)	30.84%	15.87%	13.67%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World Small Mid Cap Index(e) (net div) - a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.
7

Performance Summary  - continued
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	1.34%	$1,000.00	$1,183.85	$7.38
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
B	Actual	2.09%	$1,000.00	$1,179.62	$11.48
	Hypothetical (h)	2.09%	$1,000.00	$1,014.67	$10.61
C	Actual	2.09%	$1,000.00	$1,179.62	$11.48
	Hypothetical (h)	2.09%	$1,000.00	$1,014.67	$10.61
I	Actual	1.09%	$1,000.00	$1,185.76	$6.01
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R1	Actual	2.09%	$1,000.00	$1,179.79	$11.48
	Hypothetical (h)	2.09%	$1,000.00	$1,014.67	$10.61
R2	Actual	1.59%	$1,000.00	$1,182.82	$8.75
	Hypothetical (h)	1.59%	$1,000.00	$1,017.19	$8.08
R3	Actual	1.34%	$1,000.00	$1,184.36	$7.38
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R4	Actual	1.09%	$1,000.00	$1,185.76	$6.01
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R6	Actual	1.02%	$1,000.00	$1,186.06	$5.62
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.8%
Aerospace & Defense – 2.1%
CACI International, Inc., “A” (a)	3,982	$ 1,025,524
Howmet Aerospace, Inc.	37,674	1,196,150
Singapore Technologies Engineering Ltd.	214,600	603,360
		$2,825,034
Apparel Manufacturers – 2.1%
Burberry Group PLC	48,617	$ 1,242,910
Skechers USA, Inc., “A” (a)	31,783	1,602,817
		$2,845,727
Automotive – 2.7%
Copart, Inc. (a)	6,452	$ 931,153
Koito Manufacturing Co. Ltd.	13,700	838,076
LKQ Corp. (a)	35,135	1,851,263
		$3,620,492
Biotechnology – 0.7%
Abcam PLC (a)	46,625	$ 989,741
Brokerage & Asset Managers – 4.0%
B3 Brasil Bolsa Balcao S.A.	442,000	$ 1,202,704
Cboe Global Markets, Inc.	9,136	1,152,506
Euronext N.V.	15,409	1,787,578
NASDAQ, Inc.	6,437	1,260,236
		$5,403,024
Business Services – 7.8%
Clarivate PLC (a)	87,534	$ 2,204,981
Electrocomponents PLC	127,754	1,868,837
Keywords Studios PLC (a)	37,865	1,625,273
NS Solutions Corp.	70,300	2,383,484
Nuvei Corp. (a)	11,632	1,477,264
WNS (Holdings) Ltd., ADR (a)	12,023	997,188
		$10,557,027
Cable TV – 0.9%
Cable One, Inc.	581	$ 1,219,862
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 2.4%
Element Solutions, Inc.	43,401	$ 986,505
IMCD Group N.V.	7,380	1,453,920
UPL Ltd.	80,226	814,540
		$3,254,965
Computer Software – 5.6%
Everbridge, Inc. (a)	8,468	$ 1,329,222
OBIC Co. Ltd.	6,200	1,180,657
Oracle Corp. Japan	7,300	599,845
Paycor HCM, Inc. (a)	41,760	1,543,032
Ping Identity Holding Corp. (a)	42,946	1,114,449
Qualtrics International, “A” (a)	19,377	877,391
Zendesk, Inc. (a)	7,555	933,798
		$7,578,394
Computer Software - Systems – 6.3%
Amadeus IT Group S.A. (a)	10,080	$ 615,570
Cancom SE	10,795	710,218
Kinaxis, Inc. (a)	4,826	782,932
Nagarro SE (a)	6,720	1,206,066
Q2 Holdings, Inc. (a)	14,402	1,268,672
Rapid7, Inc. (a)	11,148	1,354,705
SimCorp A/S	6,886	938,950
TransUnion	13,081	1,589,734
		$8,466,847
Construction – 4.5%
AvalonBay Communities, Inc., REIT	5,231	$ 1,200,933
AZEK Co. LLC (a)	29,091	1,236,077
Marshalls PLC	91,624	1,018,461
Masco Corp.	26,264	1,594,750
Somfy S.A.	5,455	1,061,476
		$6,111,697
Consumer Products – 0.4%
Dabur India Ltd.	60,025	$ 510,982
Consumer Services – 1.7%
Boyd Group Services, Inc.	4,003	$ 781,436
Bright Horizons Family Solutions, Inc. (a)	5,578	813,050
On the Beach Group PLC (a)	139,527	676,196
		$2,270,682
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – 2.0%
Ardagh Metal Packaging S.A. (a)(l)	92,318	$ 988,726
Mayr-Melnhof Karton AG	3,481	734,080
SIG Combibloc Group AG	32,855	1,006,011
		$2,728,817
Electrical Equipment – 1.7%
Halma PLC	19,086	$ 787,999
Sensata Technologies Holding PLC (a)	24,507	1,450,324
		$2,238,323
Electronics – 2.6%
ASM International N.V.	6,534	$ 2,535,156
Kardex AG	3,672	984,413
		$3,519,569
Engineering - Construction – 1.0%
Vantage Towers AG	38,539	$ 1,377,435
Entertainment – 0.6%
CTS Eventim AG (a)	12,913	$ 832,793
Food & Beverages – 3.1%
Bakkafrost P/f	15,617	$ 1,372,690
Cranswick PLC	38,267	2,086,568
S Foods, Inc.	25,000	720,356
		$4,179,614
Furniture & Appliances – 0.5%
SEB S.A.	4,152	$ 653,010
Gaming & Lodging – 1.0%
Penn National Gaming, Inc. (a)	16,901	$ 1,370,671
Insurance – 1.8%
Arthur J. Gallagher & Co.	16,313	$ 2,342,873
Internet – 2.0%
Allegro.eu S.A. (a)	66,981	$ 1,241,810
Auto Trader Group PLC	95,676	827,388
Scout24 AG	7,750	651,538
		$2,720,736
Leisure & Toys – 0.6%
Thule Group AB	15,256	$ 832,681
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 6.4%
Azbil Corp.	19,200	$ 833,341
Fujitec Co. Ltd.	43,700	1,076,065
IDEX Corp.	4,512	1,010,688
Ingersoll Rand, Inc. (a)	25,308	1,341,830
Rexnord Corp.	19,755	1,200,314
Ritchie Bros. Auctioneers, Inc.	25,347	1,586,469
Spirax-Sarco Engineering PLC	3,671	813,084
VAT Group AG	1,628	681,955
		$8,543,746
Medical & Health Technology & Services – 4.8%
AS ONE Corp.	5,200	$ 772,804
Charles River Laboratories International, Inc. (a)	3,871	1,718,182
ICON PLC (a)	13,445	3,438,827
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	524,027	574,656
		$6,504,469
Medical Equipment – 5.7%
Gerresheimer AG	17,077	$ 1,813,723
Maravai Lifesciences Holdings, Inc., “A” (a)	22,120	1,309,061
PerkinElmer, Inc.	14,000	2,587,200
STERIS PLC	8,982	1,931,220
		$7,641,204
Network & Telecom – 1.0%
CoreSite Realty Corp., REIT	9,175	$ 1,361,295
Other Banks & Diversified Financials – 0.4%
Allfunds Group PLC (a)	29,314	$ 528,256
Pollution Control – 2.7%
Daiseki Co. Ltd.	30,600	$ 1,239,131
GFL Environmental, Inc.	67,723	2,383,172
		$3,622,303
Printing & Publishing – 1.1%
Wolters Kluwer N.V.	12,494	$ 1,437,169
Real Estate – 6.8%
Big Yellow Group PLC, REIT	55,167	$ 1,156,657
Catena AB	17,967	1,160,746
LEG Immobilien SE	7,187	1,145,617
Multiplan Empreendimentos Imobiliarios S.A.	216,925	885,186
National Storage, REIT	687,768	1,177,340
Sun Communities, Inc., REIT	4,733	953,652
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Tritax Big Box PLC, REIT	366,374	$ 1,193,791
Unite Group PLC, REIT	90,800	1,526,125
		$9,199,114
Restaurants – 0.8%
Yum China Holdings, Inc.	16,953	$ 1,043,627
Specialty Chemicals – 4.6%
Axalta Coating Systems Ltd. (a)	43,757	$ 1,336,339
Borregaard ASA	43,036	1,126,111
Croda International PLC	9,327	1,173,069
Essentra PLC	378,015	1,507,170
Symrise AG	7,423	1,057,024
		$6,199,713
Specialty Stores – 4.6%
Burlington Stores, Inc. (a)	5,526	$ 1,654,982
Just Eat Takeaway (a)	12,815	1,160,874
Leslie's, Inc. (a)	63,871	1,540,568
Musti Group OY	23,418	945,658
NISHIMATSUYA CHAIN Co., Ltd.	77,100	925,775
		$6,227,857
Trucking – 0.8%
SG Holdings Co. Ltd.	37,000	$ 1,006,263
Total Common Stocks (Identified Cost, $97,344,733)		$ 131,766,012
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $2,980,458)	2,980,458	$ 2,980,458
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (j) (Identified Cost, $313,639)	313,639	$ 313,639

Other Assets, Less Liabilities – (0.3)%		(344,727)
Net Assets – 100.0%		$ 134,715,382

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,980,458 and $132,079,651, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
15

Portfolio of Investments – continued
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $298,584 of securities on loan (identified cost, $97,658,372)	$132,079,651
Investments in affiliated issuers, at value (identified cost, $2,980,458)	2,980,458
Cash	108,526
Foreign currency, at value (identified cost, $7,977)	7,982
Receivables for
Fund shares sold	128,563
Interest and dividends	131,505
Receivable from investment adviser	27,739
Other assets	107
Total assets	$135,464,531
Liabilities
Payables for
Investments purchased	$237,697
Fund shares reacquired	40,289
Collateral for securities loaned, at value	313,639
Payable to affiliates
Administrative services fee	156
Shareholder servicing costs	21,469
Distribution and service fees	1,008
Payable for independent Trustees' compensation	14
Deferred country tax expense payable	28,542
Accrued expenses and other liabilities	106,335
Total liabilities	$749,149
Net assets	$134,715,382
Net assets consist of
Paid-in capital	$95,006,809
Total distributable earnings (loss)	39,708,573
Net assets	$134,715,382
Shares of beneficial interest outstanding	4,845,538
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$44,743,142	1,623,201	$27.56
Class B	2,978,820	117,500	25.35
Class C	3,895,881	153,684	25.35
Class I	61,501,535	2,185,025	28.15
Class R1	159,902	6,312	25.33
Class R2	237,182	8,834	26.85
Class R3	294,195	10,676	27.56
Class R4	116,263	4,130	28.15
Class R6	20,788,462	736,176	28.24

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.24 [100 / 94.25 x $27.56]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$1,066,529
Income on securities loaned	3,569
Dividends from affiliated issuers	2,138
Interest	67
Other	34
Foreign taxes withheld	(77,413)
Total investment income	$994,924
Expenses
Management fee	$920,086
Distribution and service fees	141,101
Shareholder servicing costs	83,539
Administrative services fee	23,179
Independent Trustees' compensation	3,079
Custodian fee	38,684
Shareholder communications	13,432
Audit and tax fees	72,932
Legal fees	692
Registration fees	154,619
Miscellaneous	31,624
Total expenses	$1,482,967
Reduction of expenses by investment adviser and distributor	(325,413)
Net expenses	$1,157,554
Net investment income (loss)	$(162,630)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $14,803 country tax)	$7,429,791
Affiliated issuers	(67)
Foreign currency	(10,667)
Net realized gain (loss)	$7,419,057
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $28,542 increase in deferred country tax)	$19,552,567
Affiliated issuers	67
Translation of assets and liabilities in foreign currencies	(1,817)
Net unrealized gain (loss)	$19,550,817
Net realized and unrealized gain (loss)	$26,969,874
Change in net assets from operations	$26,807,244
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$(162,630)	$(118,775)
Net realized gain (loss)	7,419,057	2,518,082
Net unrealized gain (loss)	19,550,817	5,846,297
Change in net assets from operations	$26,807,244	$8,245,604
Total distributions to shareholders	$(2,554,040)	$(1,495,013)
Change in net assets from fund share transactions	$54,622,943	$4,053,286
Total change in net assets	$78,876,147	$10,803,877
Net assets
At beginning of period	55,839,235	45,035,358
At end of period	$134,715,382	$55,839,235
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$21.57	$18.72	$21.27	$18.31	$15.69
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.06)	$(0.03)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	6.96	3.49	(0.62)	3.57	2.66
Total from investment operations	$6.90	$3.43	$(0.65)	$3.54	$2.64
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)	$—	$(0.02)
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.90)	$(0.58)	$(0.02)
Net asset value, end of period (x)	$27.56	$21.57	$18.72	$21.27	$18.31
Total return (%) (r)(s)(t)(x)	32.82	18.63	(1.65)	19.70	16.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.97	2.04	1.94	2.33
Expenses after expense reductions (f)	1.34	1.49	1.51	1.50	1.50
Net investment income (loss)	(0.26)	(0.32)	(0.16)	(0.17)	(0.15)
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$44,743	$17,029	$11,255	$11,581	$7,893
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$20.05	$17.57	$20.21	$17.55	$15.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.25)	$(0.19)	$(0.16)	$(0.17)	$(0.13)
Net realized and unrealized gain (loss)	6.46	3.25	(0.60)	3.41	2.55
Total from investment operations	$6.21	$3.06	$(0.76)	$3.24	$2.42
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.88)	$(0.58)	$—
Net asset value, end of period (x)	$25.35	$20.05	$17.57	$20.21	$17.55
Total return (%) (r)(s)(t)(x)	31.84	17.72	(2.35)	18.83	15.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.46	2.72	2.79	2.69	3.07
Expenses after expense reductions (f)	2.10	2.24	2.26	2.25	2.25
Net investment income (loss)	(1.12)	(1.08)	(0.91)	(0.90)	(0.83)
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$2,979	$2,678	$2,508	$2,488	$1,513

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$20.05	$17.57	$20.21	$17.55	$15.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.25)	$(0.19)	$(0.16)	$(0.18)	$(0.13)
Net realized and unrealized gain (loss)	6.46	3.25	(0.60)	3.42	2.55
Total from investment operations	$6.21	$3.06	$(0.76)	$3.24	$2.42
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.88)	$(0.58)	$—
Net asset value, end of period (x)	$25.35	$20.05	$17.57	$20.21	$17.55
Total return (%) (r)(s)(t)(x)	31.84	17.72	(2.35)	18.83	15.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.46	2.72	2.78	2.69	3.08
Expenses after expense reductions (f)	2.10	2.24	2.26	2.25	2.25
Net investment income (loss)	(1.13)	(1.08)	(0.91)	(0.93)	(0.84)
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$3,896	$3,422	$3,287	$4,470	$4,944
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$21.96	$19.00	$21.54	$18.49	$15.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$(0.02)	$0.01	$0.02	$0.04
Net realized and unrealized gain (loss)	7.10	3.56	(0.62)	3.61	2.67
Total from investment operations	$7.10	$3.54	$(0.61)	$3.63	$2.71
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.05)	$—	$(0.08)
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.93)	$(0.58)	$(0.08)
Net asset value, end of period (x)	$28.15	$21.96	$19.00	$21.54	$18.49
Total return (%) (r)(s)(t)(x)	33.16	18.94	(1.41)	20.01	17.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.72	1.76	1.69	2.06
Expenses after expense reductions (f)	1.09	1.24	1.26	1.25	1.25
Net investment income (loss)	(0.02)	(0.09)	0.05	0.11	0.21
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$61,502	$18,688	$14,059	$28,463	$17,606

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$20.04	$17.56	$20.20	$17.55	$15.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.25)	$(0.19)	$(0.16)	$(0.18)	$(0.14)
Net realized and unrealized gain (loss)	6.45	3.25	(0.60)	3.41	2.56
Total from investment operations	$6.20	$3.06	$(0.76)	$3.23	$2.42
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.88)	$(0.58)	$—
Net asset value, end of period (x)	$25.33	$20.04	$17.56	$20.20	$17.55
Total return (%) (r)(s)(t)(x)	31.80	17.73	(2.35)	18.77	15.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.45	2.72	2.79	2.69	3.08
Expenses after expense reductions (f)	2.09	2.24	2.26	2.25	2.25
Net investment income (loss)	(1.11)	(1.08)	(0.92)	(0.92)	(0.86)
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$160	$120	$101	$73	$62
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$21.09	$18.36	$20.93	$18.06	$15.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.11)	$(0.07)	$(0.07)	$(0.05)
Net realized and unrealized gain (loss)	6.81	3.42	(0.62)	3.52	2.62
Total from investment operations	$6.67	$3.31	$(0.69)	$3.45	$2.57
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.01)
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.88)	$(0.58)	$(0.01)
Net asset value, end of period (x)	$26.85	$21.09	$18.36	$20.93	$18.06
Total return (%) (r)(s)(t)(x)	32.47	18.33	(1.89)	19.47	16.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	2.22	2.29	2.18	2.57
Expenses after expense reductions (f)	1.59	1.74	1.76	1.75	1.75
Net investment income (loss)	(0.61)	(0.58)	(0.41)	(0.33)	(0.32)
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$237	$178	$218	$211	$115

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$21.57	$18.72	$21.26	$18.30	$15.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.06)	$(0.03)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss)	6.99	3.49	(0.62)	3.58	2.66
Total from investment operations	$6.90	$3.43	$(0.65)	$3.54	$2.64
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$—	$(0.04)
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.89)	$(0.58)	$(0.04)
Net asset value, end of period (x)	$27.56	$21.57	$18.72	$21.26	$18.30
Total return (%) (r)(s)(t)(x)	32.82	18.63	(1.63)	19.72	16.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.97	2.04	1.94	2.32
Expenses after expense reductions (f)	1.34	1.49	1.51	1.50	1.50
Net investment income (loss)	(0.35)	(0.31)	(0.16)	(0.18)	(0.13)
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$294	$206	$152	$144	$116
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$21.96	$19.00	$21.56	$18.50	$15.87
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$0.02	$0.02	$0.03
Net realized and unrealized gain (loss)	7.13	3.56	(0.64)	3.62	2.67
Total from investment operations	$7.10	$3.54	$(0.62)	$3.64	$2.70
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.06)	$—	$(0.07)
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.94)	$(0.58)	$(0.07)
Net asset value, end of period (x)	$28.15	$21.96	$19.00	$21.56	$18.50
Total return (%) (r)(s)(t)(x)	33.16	18.94	(1.43)	20.05	17.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.72	1.78	1.69	2.08
Expenses after expense reductions (f)	1.09	1.24	1.26	1.25	1.25
Net investment income (loss)	(0.11)	(0.08)	0.08	0.08	0.18
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$116	$87	$73	$74	$62

Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$22.01	$19.03	$21.58	$18.51	$15.87
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.01	$0.05	$0.04	$0.03
Net realized and unrealized gain (loss)	7.14	3.55	(0.64)	3.61	2.70
Total from investment operations	$7.14	$3.56	$(0.59)	$3.65	$2.73
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.08)	$—	$(0.09)
From net realized gain	(0.91)	(0.58)	(1.88)	(0.58)	—
Total distributions declared to shareholders	$(0.91)	$(0.58)	$(1.96)	$(0.58)	$(0.09)
Net asset value, end of period (x)	$28.24	$22.01	$19.03	$21.58	$18.51
Total return (%) (r)(s)(t)(x)	33.27	19.01	(1.26)	20.09	17.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.62	1.69	1.60	1.97
Expenses after expense reductions (f)	1.01	1.15	1.16	1.16	1.15
Net investment income (loss)	(0.01)	0.03	0.24	0.18	0.21
Portfolio turnover	36	84	55	36	37
Net assets at end of period (000 omitted)	$20,788	$13,432	$13,382	$6,332	$4,609

See Notes to Financial Statements
25

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across
27

Notes to Financial Statements  - continued
transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or
28

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$131,766,012	$—	$—	$131,766,012
Mutual Funds	3,294,097	—	—	3,294,097
Total	$135,060,109	$—	$—	$135,060,109
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the
29

Notes to Financial Statements  - continued
fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $298,584. The fair value of the fund's investment securities on loan and a related liability of $313,639 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
30

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$294,028	$—
Long-term capital gains	2,260,012	1,495,013
Total distributions	$2,554,040	$1,495,013
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$101,247,349
Gross appreciation	34,487,115
Gross depreciation	(674,355)
Net unrealized appreciation (depreciation)	$ 33,812,760
Undistributed ordinary income	2,297,807
Undistributed long-term capital gain	3,612,509
Other temporary differences	(14,503)
Total distributable earnings (loss)	$ 39,708,573
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
31

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$767,556	$373,287
Class B	114,415	81,085
Class C	155,692	107,440
Class I	926,902	465,351
Class R1	5,483	3,350
Class R2	8,332	7,003
Class R3	8,753	4,715
Class R4	3,603	2,255
Class R6	563,304	450,527
Total	$2,554,040	$1,495,013
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.975%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion	0.85%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $11,339, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.96% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.35%	2.10%	2.10%	1.10%	2.10%	1.60%	1.35%	1.10%	1.01%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, this reduction amounted to $314,055, which is included in the reduction of total expenses in the Statement of Operations.
32

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,219 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 72,555
Class B	0.75%	0.25%	1.00%	1.00%	28,184
Class C	0.75%	0.25%	1.00%	1.00%	37,258
Class R1	0.75%	0.25%	1.00%	1.00%	1,390
Class R2	0.25%	0.25%	0.50%	0.50%	1,102
Class R3	—	0.25%	0.25%	0.25%	612
Total Distribution and Service Fees					$141,101
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $19 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$908
Class B	2,756
Class C	85
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as
33

Notes to Financial Statements  - continued
determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $12,067, which equated to 0.0128% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $71,472.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0246% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2021, MFS held approximately 69% of the outstanding shares of Class R1 and 100% of the outstanding shares of Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $16,317.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $83,850,444 and $32,740,138, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	957,677	$22,970,310	338,113	$6,494,965
Class B	1,592	34,067	1,276	24,857
Class C	53,041	1,179,880	34,254	609,703
Class I	1,644,775	40,132,646	449,581	8,714,037
Class R1	119	2,544	80	1,390
Class R2	3,878	89,826	1,098	19,039
Class R3	1,069	26,521	3,130	54,410
Class R6	412,599	10,165,460	866,050	17,065,262
	3,074,750	$74,601,254	1,693,582	$32,983,663
Shares issued to shareholders in reinvestment of distributions
Class A	33,474	$767,556	18,847	$372,607
Class B	5,394	114,415	4,390	81,085
Class C	7,344	155,692	5,817	107,440
Class I	39,662	926,902	23,175	465,351
Class R1	259	5,483	181	3,350
Class R2	372	8,332	362	7,003
Class R3	382	8,753	239	4,715
Class R4	154	3,603	113	2,255
Class R6	19,296	452,293	8,711	175,256
	106,337	$2,443,029	61,835	$1,219,062
Shares reacquired
Class A	(157,226)	$(3,846,783)	(168,839)	$(3,111,028)
Class B	(23,031)	(506,891)	(14,874)	(270,825)
Class C	(77,348)	(1,730,105)	(56,516)	(973,290)
Class I	(350,462)	(8,728,707)	(361,621)	(6,686,741)
Class R1	(57)	(1,207)	(1)	(10)
Class R2	(3,835)	(91,686)	(4,936)	(102,205)
Class R3	(316)	(8,060)	(1,972)	(36,791)
Class R6	(306,001)	(7,507,901)	(967,876)	(18,968,549)
	(918,276)	$(22,421,340)	(1,576,635)	$(30,149,439)
35

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	833,925	$19,891,083	188,121	$3,756,544
Class B	(16,045)	(358,409)	(9,208)	(164,883)
Class C	(16,963)	(394,533)	(16,445)	(256,147)
Class I	1,333,975	32,330,841	111,135	2,492,647
Class R1	321	6,820	260	4,730
Class R2	415	6,472	(3,476)	(76,163)
Class R3	1,135	27,214	1,397	22,334
Class R4	154	3,603	113	2,255
Class R6	125,894	3,109,852	(93,115)	(1,728,031)
	2,262,811	$54,622,943	178,782	$4,053,286
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $310 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,190,378	$58,330,518	$57,540,438	$(67)	$67	$2,980,458
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Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,138	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global New Discovery Fund and the Board of Trustees of MFS Series Trust IV
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
43

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Eric Braz Peter Fruzzetti Michael Grossman Sandeep Mehta
44

Board Review of Investment Advisory Agreement
MFS Global New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
45

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that
46

Board Review of Investment Advisory Agreement - continued
were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
47

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
48

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
49

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $2,940,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 4.40% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
50

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $877,324. The fund intends to pass through foreign tax credits of $83,220 for the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
51

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
53

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MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  Mid Cap Growth Fund
OTC-ANN

MFS® Mid Cap Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Monolithic Power Systems, Inc.	2.9%
PerkinElmer, Inc.	2.8%
MSCI, Inc.	2.7%
Charles River Laboratories International, Inc.	2.7%
Cadence Design Systems, Inc.	2.4%
AMETEK, Inc.	1.9%
Bio-Techne Corp.	1.8%
STERIS PLC	1.8%
TransUnion	1.8%
Verisk Analytics, Inc., “A”	1.7%
GICS equity sectors (g)
Information Technology	25.9%
Health Care	20.3%
Industrials	18.2%
Consumer Discretionary	15.6%
Financials	6.9%
Communication Services	6.1%
Materials	2.9%
Real Estate	2.6%
Consumer Staples	0.3%
Equity Warrants (o)	0.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Mid Cap Growth Fund (fund) provided a total return of 30.30%, at net asset value. This compares with a return of 35.17% for the fund’s benchmark, the Russell Midcap® Growth Index.
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Security selection within the information technology sector detracted from the fund's performance relative to the Russell Midcap® Growth Index. Within this sector, not owning shares of network security solutions company Fortinet, and an overweight position in integrated software, data and analytics provider Black Knight, held back

Management Review - continued
relative returns. The share price of Fortinet appreciated steadily over the period, led by increased awareness around security, accelerated new customer adds, a strong new deal pipeline, increased sales capacity and product development efforts.
Stock selection in both the industrials and real estate sectors also weighted on relative results. Within the industrials sector, the fund's position in analytics services provider Clarivate(b), and its overweight position in business information provider Dun & Bradstreet, hindered relative performance. The share price of Clarivate suffered from softer-than-expected growth amid the challenging macroeconomic environment. Within the real estate sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period.
Elsewhere, not owning shares of biotechnology company Moderna and streaming platform services provider Roku detracted from relative returns. The share price of Moderna advanced due to higher-than-anticipated revenue growth from the company's COVID-19 vaccine sales. Furthermore, investor optimism that the firm's mRNA technology will significantly advance the company's pipeline, with its flu, Zika and CMV vaccines, further supported its share price performance. The fund's overweight positions in game software developer Take-Two Interactive Software and childcare and early education provider Bright Horizons Family Solutions, and the timing of its ownership in shares of medical device manufacturing company Dexcom(h), further dampened relative results.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
An underweight position in the consumer staples sector was a key contributor to the fund's relative performance. Within this sector, not owning shares of consumer and professional products manufacturer Clorox boosted relative results. The share price of Clorox fell following the company's softer-than-expected financial results that were driven by significantly weaker organic sales performance, a steep decline in gross margin and higher operating costs.
Stock selection in the health care sector also supported relative performance, led by the fund's overweight positions in contract research company Charles River Laboratories International, biotechnology instrument manufacturer Bio-Techne, diagnostics and life science research services provider PerkinElmer and life science company Maravai Lifesciences. The share price of Charles River Laboratories International climbed over the reporting period following higher-than-expected organic revenue growth, better margins and a lower tax rate. Additionally, a combination of solid asset growth, higher net interest income and lower expenses further supported its share price growth.
Stocks in other sectors that contributed to relative performance included the fund's overweight positions in semiconductor company Monolithic Power Systems and index data provider MSCI. The share price of Monolithic Power Systems appreciated after the company reported strong financial results and raised its outlook on the back of robust

Management Review - continued
product demand. Additionally, not owning shares of software company Splunk and digital music services provider Spotify Technology, and the fund's holdings of semiconductor equipment manufacturer ASM International(b) (Netherlands), further boosted relative results.
Respectfully,
Portfolio Manager(s)
Eric Braz, Eric Fischman, and Paul Gordon
Note to Shareholders: Effective June 30, 2021, Eric Braz was added as a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	30.30%	21.32%	17.30%	N/A
B	12/01/93	29.36%	20.41%	16.41%	N/A
C	8/01/94	29.34%	20.40%	16.41%	N/A
I	1/02/97	30.60%	21.61%	17.58%	N/A
R1	4/01/05	29.36%	20.40%	16.41%	N/A
R2	10/31/03	30.00%	21.01%	17.00%	N/A
R3	4/01/05	30.29%	21.31%	17.29%	N/A
R4	4/01/05	30.61%	21.60%	17.59%	N/A
R6	1/02/13	30.78%	21.74%	N/A	18.78%
529A	7/31/02	30.27%	21.29%	17.27%	N/A
529B	7/31/02	30.07%	20.49%	16.44%	N/A
529C	7/31/02	29.31%	20.37%	16.38%	N/A
Comparative benchmark(s)

Russell Midcap® Growth Index (f)	35.17%	20.44%	16.88%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	22.80%	19.89%	16.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	25.36%	20.22%	16.41%	N/A
C With CDSC (1% for 12 months) (v)	28.34%	20.40%	16.41%	N/A
529A With Initial Sales Charge (5.75%)	22.78%	19.86%	16.58%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)	26.07%	20.30%	16.44%	N/A
529C With CDSC (1% for 12 months) (v)	28.31%	20.37%	16.38%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
Benchmark Definition(s)
Russell Midcap® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	1.00%	$1,000.00	$1,151.54	$5.42
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
B	Actual	1.74%	$1,000.00	$1,147.23	$9.42
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.75%	$1,000.00	$1,146.98	$9.47
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
I	Actual	0.75%	$1,000.00	$1,152.96	$4.07
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R1	Actual	1.74%	$1,000.00	$1,147.58	$9.42
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.25%	$1,000.00	$1,150.27	$6.77
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R3	Actual	1.00%	$1,000.00	$1,151.44	$5.42
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R4	Actual	0.75%	$1,000.00	$1,152.91	$4.07
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R6	Actual	0.65%	$1,000.00	$1,153.64	$3.53
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
529A	Actual	1.02%	$1,000.00	$1,151.66	$5.53
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
529B	Actual	1.04%	$1,000.00	$1,151.50	$5.64
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
529C	Actual	1.78%	$1,000.00	$1,146.89	$9.63
	Hypothetical (h)	1.78%	$1,000.00	$1,016.23	$9.05
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from March 1, 2021 through August 31, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.79%, $9.71, and $9.10 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation

Expense Table - continued
arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Aerospace & Defense – 0.8%
Howmet Aerospace, Inc.	4,018,680	$ 127,593,090
Automotive – 2.1%
Copart, Inc. (a)	1,815,746	$ 262,048,463
LKQ Corp. (a)	1,478,767	77,916,233
		$339,964,696
Biotechnology – 0.9%
Adaptive Biotechnologies Corp. (a)	1,236,008	$ 44,891,811
Alnylam Pharmaceuticals, Inc. (a)	534,935	107,751,957
		$152,643,768
Brokerage & Asset Managers – 2.3%
NASDAQ, Inc.	1,233,039	$ 241,404,375
Tradeweb Markets, Inc.	1,416,748	123,271,244
		$364,675,619
Business Services – 10.4%
Clarivate PLC (a)	8,503,590	$ 214,205,432
CoStar Group, Inc. (a)	2,189,070	185,501,792
Endava PLC, ADR (a)	490,036	65,615,820
Equifax, Inc.	830,830	226,201,776
IHS Markit Ltd.	332,052	40,045,471
MSCI, Inc.	689,406	437,483,260
Paysafe Ltd. (a)(l)	2,098,229	17,751,017
Tyler Technologies, Inc. (a)	426,447	207,125,308
Verisk Analytics, Inc., “A”	1,370,053	276,421,893
		$1,670,351,769
Cable TV – 0.4%
Cable One, Inc.	34,656	$ 72,763,391
Computer Software – 12.3%
Autodesk, Inc. (a)	653,331	$ 202,591,410
Black Knight, Inc. (a)	2,120,977	160,494,330
Bumble, Inc., “A” (a)	1,098,685	59,878,332
Cadence Design Systems, Inc. (a)	2,332,829	381,370,885
CCC Intelligent Holdings, Inc. (a)	2,632,429	30,536,176
CCC Intelligent Holdings, Inc. (PIPE) (a)(u)(z)	452,972	5,135,763
Coupa Software, Inc. (a)	298,911	73,176,402
DocuSign, Inc. (a)	407,477	120,710,986

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Dun & Bradstreet Holdings, Inc. (a)	3,852,077	$ 70,608,571
Eventbrite, Inc. (a)	2,651,794	46,883,718
Everbridge, Inc. (a)	699,192	109,752,168
Okta, Inc. (a)	478,561	126,148,680
Paylocity Holding Corp. (a)	818,762	220,410,730
Qualtrics International, “A” (a)	708,234	32,068,836
RingCentral, Inc. (a)	337,753	85,201,572
Synopsys, Inc. (a)	635,145	211,020,575
Topicus.Com, Inc. (a)	197,211	20,012,622
Unity Software, Inc. (a)	143,231	18,154,529
		$1,974,156,285
Computer Software - Systems – 7.7%
Constellation Software, Inc.	104,933	$ 177,835,922
NICE Systems Ltd., ADR (a)	926,837	269,431,516
ServiceNow, Inc. (a)	255,825	164,659,203
Square, Inc., “A” (a)	635,167	170,269,218
SS&C Technologies Holdings, Inc.	997,278	75,454,054
TransUnion	2,329,338	283,084,447
Wix.com Ltd. (a)	383,803	85,234,970
		$1,225,969,330
Construction – 4.8%
AZEK Co. LLC (a)	2,106,529	$ 89,506,417
Builders FirstSource, Inc. (a)	2,011,088	107,170,880
Lennox International, Inc.	180,882	60,628,029
Pool Corp.	526,958	260,475,339
Vulcan Materials Co.	1,333,539	247,944,906
		$765,725,571
Consumer Products – 0.7%
Scotts Miracle-Gro Co.	680,213	$ 106,677,805
Consumer Services – 2.3%
Bright Horizons Family Solutions, Inc. (a)	1,886,558	$ 274,984,694
Peloton Interactive, Inc., “A” (a)	965,697	96,753,182
		$371,737,876
Containers – 0.7%
Ball Corp.	1,111,664	$ 106,675,277
Electrical Equipment – 2.5%
AMETEK, Inc.	2,183,946	$ 296,951,138
Littlefuse, Inc.	371,560	106,043,224
		$402,994,362

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 5.5%
ASM International N.V.	319,464	$ 123,950,259
Entegris, Inc.	2,015,415	242,131,958
Monolithic Power Systems, Inc.	925,569	458,091,865
Silicon Laboratories, Inc. (a)	353,531	55,723,557
		$879,897,639
Food & Beverages – 0.3%
Oatly Group AB, ADR (a)	2,543,593	$ 46,344,264
Gaming & Lodging – 2.4%
Caesars Entertainment, Inc. (a)	1,051,744	$ 106,888,743
DraftKings, Inc. (a)	606,010	35,930,333
Penn National Gaming, Inc. (a)	1,073,520	87,062,472
Red Rock Resorts, Inc. (a)	2,236,524	104,691,688
Vail Resorts, Inc. (a)	157,490	48,010,827
		$382,584,063
General Merchandise – 0.7%
Five Below, Inc. (a)	525,636	$ 111,860,597
Insurance – 1.6%
Arthur J. Gallagher & Co.	1,754,251	$ 251,945,529
Internet – 3.0%
Gartner, Inc. (a)	178,900	$ 55,233,586
IAC/InterActiveCorp (a)	837,902	110,644,959
Match Group, Inc. (a)	1,887,845	259,465,417
Vimeo, Inc. (a)	1,360,334	51,855,932
		$477,199,894
Leisure & Toys – 2.0%
Electronic Arts, Inc.	458,589	$ 66,591,709
Roblox Corp., “A” (a)	582,018	47,754,577
Take-Two Interactive Software, Inc. (a)	1,325,164	213,642,940
		$327,989,226
Machinery & Tools – 2.0%
IDEX Corp.	978,487	$ 219,181,088
MKS Instruments, Inc.	490,188	72,145,870
Roper Technologies, Inc.	58,077	28,067,452
		$319,394,410

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 5.8%
Charles River Laboratories International, Inc. (a)	968,926	$ 430,067,494
Guardant Health, Inc. (a)	716,095	91,137,411
ICON PLC (a)	1,000,978	256,020,143
IDEXX Laboratories, Inc. (a)	213,943	144,146,236
		$921,371,284
Medical Equipment – 13.1%
Agilent Technologies, Inc.	1,225,272	$ 214,998,478
Align Technology, Inc. (a)	268,416	190,306,944
Bio-Techne Corp.	586,979	292,984,698
Maravai Lifesciences Holdings, Inc., “A” (a)	2,471,700	146,275,206
Masimo Corp. (a)	665,164	180,618,633
Mettler-Toledo International, Inc. (a)	47,645	73,984,585
PerkinElmer, Inc.	2,430,480	449,152,704
STERIS PLC	1,346,592	289,530,746
West Pharmaceutical Services, Inc.	559,025	252,466,870
		$2,090,318,864
Network & Telecom – 0.9%
CoreSite Realty Corp., REIT	1,018,704	$ 151,145,112
Other Banks & Diversified Financials – 0.4%
Altimeter Growth Corp. (SPAC Units) (a)	2,181,559	$ 24,520,723
Altimeter Growth Corp. 2 (SPAC) (a)	2,014,554	19,863,502
Catalyst Partners Acquisition Corp. (SPAC Units) (a)	1,387,766	13,766,639
		$58,150,864
Pharmaceuticals – 0.6%
Ascendis Pharma (a)	567,577	$ 88,956,343
Pollution Control – 0.7%
Waste Connections, Inc.	854,798	$ 110,448,450
Printing & Publishing – 1.7%
Warner Music Group Corp.	1,264,948	$ 48,068,024
Wolters Kluwer N.V.	1,963,844	225,898,354
		$273,966,378
Railroad & Shipping – 0.6%
Kansas City Southern Co.	321,900	$ 90,347,673
Real Estate – 0.8%
Extra Space Storage, Inc., REIT	729,908	$ 136,427,104

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 2.3%
Chipotle Mexican Grill, Inc., “A” (a)	113,416	$ 215,868,075
Domino's Pizza, Inc.	296,048	153,024,251
		$368,892,326
Specialty Stores – 5.7%
Burlington Stores, Inc. (a)	690,934	$ 206,927,823
Chewy, Inc., “A” (a)	1,172,443	103,315,677
Farfetch Ltd., “A” (a)	851,887	35,659,990
Lululemon Athletica, Inc. (a)	434,222	173,762,618
O'Reilly Automotive, Inc. (a)	198,949	118,191,622
Petco Health & Wellness Co., Inc. (a)	613,708	13,213,133
Tractor Supply Co.	609,243	118,345,453
Ulta Beauty, Inc. (a)	388,251	150,373,495
		$919,789,811
Telecommunications - Wireless – 0.8%
SBA Communications Corp., REIT	345,307	$ 123,954,854
Total Common Stocks (Identified Cost, $8,927,903,745)		$15,812,913,524

	Strike Price	First Exercise
Warrants – 0.0%
Business Services – 0.0%
Paysafe Ltd. (1 share for 1 warrant, Expiration 12/31/28) (a)	$11.50	3/30/26	707,145	$ 1,428,433
Computer Software – 0.0%
CCC Intelligent Holdings, Inc. (1 share for 1 warrant, Expiration 8/14/25) (a)	$11.50	8/14/20	369,639	$ 1,075,649
Total Warrants (Identified Cost, $0)				$ 2,504,082

Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $192,794,084)	192,794,084	$ 192,794,084
Collateral for Securities Loaned – 0.0%
JPMorgan U.S. Government Money Market Fund, 0.03% (j) (Identified Cost, $6,839,177)	6,839,177	$ 6,839,177

Other Assets, Less Liabilities – (0.0)%		(4,236,017)
Net Assets – 100.0%		$16,010,814,850

(a)	Non-income producing security.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $192,794,084 and $15,822,256,783, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CCC Intelligent Holdings, Inc. (PIPE)	2/02/21	$4,529,720	$5,135,763
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
SPAC	Special Purpose Acquisition Company
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $8,502,334 of securities on loan (identified cost, $8,934,742,922)	$15,822,256,783
Investments in affiliated issuers, at value (identified cost, $192,794,084)	192,794,084
Receivables for
Investments sold	5,717,857
Fund shares sold	24,932,797
Interest and dividends	4,353,172
Other assets	8,543
Total assets	$16,050,063,236
Liabilities
Payables for
Investments purchased	$4,059,358
Fund shares reacquired	25,722,827
Collateral for securities loaned, at value (c)	6,839,177
Payable to affiliates
Investment adviser	544,221
Administrative services fee	3,089
Shareholder servicing costs	1,556,889
Distribution and service fees	48,789
Program manager fees	65
Payable for independent Trustees' compensation	99
Accrued expenses and other liabilities	473,872
Total liabilities	$39,248,386
Net assets	$16,010,814,850
Net assets consist of
Paid-in capital	$8,717,922,618
Total distributable earnings (loss)	7,292,892,232
Net assets	$16,010,814,850
Shares of beneficial interest outstanding	476,170,561

(c)	Non-cash collateral is not included.

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,130,372,327	66,917,667	$31.84
Class B	18,021,348	707,387	25.48
Class C	137,007,402	5,555,662	24.66
Class I	4,444,324,918	130,448,123	34.07
Class R1	5,280,995	208,354	25.35
Class R2	29,119,943	980,546	29.70
Class R3	777,473,857	24,581,504	31.63
Class R4	389,322,957	11,707,285	33.25
Class R6	8,056,149,531	234,272,278	34.39
Class 529A	21,331,646	691,953	30.83
Class 529B	465,401	18,671	24.93
Class 529C	1,944,525	81,131	23.97

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $33.78 [100 / 94.25 x $31.84] and $32.71 [100 / 94.25 x $30.83], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$49,251,640
Other	470,198
Dividends from affiliated issuers	140,402
Income on securities loaned	67,149
Foreign taxes withheld	(877,469)
Total investment income	$49,051,920
Expenses
Management fee	$88,409,929
Distribution and service fees	7,727,123
Shareholder servicing costs	8,108,549
Program manager fees	9,995
Administrative services fee	551,588
Independent Trustees' compensation	98,714
Custodian fee	405,349
Shareholder communications	735,692
Audit and tax fees	61,853
Legal fees	85,507
Miscellaneous	748,835
Total expenses	$106,943,134
Fees paid indirectly	(174)
Reduction of expenses by investment adviser and distributor	(1,650,785)
Net expenses	$105,292,175
Net investment income (loss)	$(56,240,255)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$598,405,912
Affiliated issuers	2,711
Foreign currency	25,482
Net realized gain (loss)	$598,434,105
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$3,206,499,666
Affiliated issuers	(2,712)
Translation of assets and liabilities in foreign currencies	(9,675)
Net unrealized gain (loss)	$3,206,487,279
Net realized and unrealized gain (loss)	$3,804,921,384
Change in net assets from operations	$3,748,681,129
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$(56,240,255)	$(9,640,845)
Net realized gain (loss)	598,434,105	43,890,779
Net unrealized gain (loss)	3,206,487,279	1,994,075,707
Change in net assets from operations	$3,748,681,129	$2,028,325,641
Total distributions to shareholders	$(110,534,296)	$(64,368,451)
Change in net assets from fund share transactions	$850,536,712	$3,571,746,148
Total change in net assets	$4,488,683,545	$5,535,703,338
Net assets
At beginning of period	11,522,131,305	5,986,427,967
At end of period	$16,010,814,850	$11,522,131,305
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$24.65	$20.19	$19.16	$16.34	$14.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.07)	$(0.07)	$(0.09)	$(0.06)(c)
Net realized and unrealized gain (loss)	7.60	4.71	1.83	4.32	2.36
Total from investment operations	$7.42	$4.64	$1.76	$4.23	$2.30
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$31.84	$24.65	$20.19	$19.16	$16.34
Total return (%) (r)(s)(t)(x)	30.30	23.16	10.13	27.69	16.44(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.05	1.10	1.17	1.22(c)
Expenses after expense reductions (f)	1.00	1.04	1.09	1.16	1.20(c)
Net investment income (loss)	(0.65)	(0.35)	(0.36)	(0.55)	(0.42)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$2,130,372	$1,483,320	$1,065,566	$824,847	$572,338
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.91	$16.47	$15.90	$13.88	$12.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.31)	$(0.19)	$(0.17)	$(0.19)	$(0.15)(c)
Net realized and unrealized gain (loss)	6.11	3.81	1.47	3.62	2.01
Total from investment operations	$5.80	$3.62	$1.30	$3.43	$1.86
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$25.48	$19.91	$16.47	$15.90	$13.88
Total return (%) (r)(s)(t)(x)	29.36	22.20	9.28	26.77	15.56(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.80	1.85	1.92	1.97(c)
Expenses after expense reductions (f)	1.75	1.79	1.84	1.91	1.95(c)
Net investment income (loss)	(1.39)	(1.10)	(1.12)	(1.30)	(1.16)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$18,021	$17,725	$18,581	$19,329	$16,326

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.28	$15.95	$15.42	$13.50	$12.48
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30)	$(0.18)	$(0.16)	$(0.18)	$(0.15)(c)
Net realized and unrealized gain (loss)	5.91(g)	3.69	1.42	3.51	1.95
Total from investment operations	$5.61	$3.51	$1.26	$3.33	$1.80
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$24.66	$19.28	$15.95	$15.42	$13.50
Total return (%) (r)(s)(t)(x)	29.34	22.23	9.31	26.77	15.48(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.80	1.85	1.92	1.97(c)
Expenses after expense reductions (f)	1.75	1.79	1.84	1.91	1.95(c)
Net investment income (loss)	(1.40)	(1.10)	(1.11)	(1.30)	(1.17)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$137,007	$109,521	$78,858	$54,080	$58,623
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$26.30	$21.48	$20.28	$17.17	$15.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.02)	$(0.02)	$(0.06)	$(0.03)(c)
Net realized and unrealized gain (loss)	8.12	5.02	1.95	4.58	2.48
Total from investment operations	$8.00	$5.00	$1.93	$4.52	$2.45
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$34.07	$26.30	$21.48	$20.28	$17.17
Total return (%) (r)(s)(t)(x)	30.60	23.45	10.42	28.05	16.70(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.80	0.84	0.92	0.97(c)
Expenses after expense reductions (f)	0.75	0.79	0.83	0.91	0.96(c)
Net investment income (loss)	(0.40)	(0.10)	(0.09)	(0.30)	(0.18)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$4,444,325	$3,837,781	$1,330,368	$332,008	$100,858

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.81	$16.39	$15.82	$13.82	$12.75
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.31)	$(0.18)	$(0.17)	$(0.19)	$(0.15)(c)
Net realized and unrealized gain (loss)	6.08	3.78	1.47	3.60	2.00
Total from investment operations	$5.77	$3.60	$1.30	$3.41	$1.85
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$25.35	$19.81	$16.39	$15.82	$13.82
Total return (%) (r)(s)(t)(x)	29.36	22.18	9.33	26.73	15.54(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.80	1.85	1.92	1.97(c)
Expenses after expense reductions (f)	1.75	1.79	1.84	1.91	1.96(c)
Net investment income (loss)	(1.39)	(1.09)	(1.12)	(1.30)	(1.17)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$5,281	$4,187	$3,472	$2,827	$2,348
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$23.06	$18.95	$18.08	$15.53	$14.16
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.24)	$(0.12)	$(0.11)	$(0.13)	$(0.10)(c)
Net realized and unrealized gain (loss)	7.11	4.41	1.71	4.09	2.25
Total from investment operations	$6.87	$4.29	$1.60	$3.96	$2.15
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$29.70	$23.06	$18.95	$18.08	$15.53
Total return (%) (r)(s)(t)(x)	30.00	22.83	9.84	27.37	16.14(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.30	1.35	1.42	1.47(c)
Expenses after expense reductions (f)	1.25	1.29	1.34	1.41	1.46(c)
Net investment income (loss)	(0.90)	(0.60)	(0.61)	(0.80)	(0.67)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$29,120	$15,176	$11,060	$9,069	$6,681

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$24.49	$20.06	$19.04	$16.24	$14.74
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.07)	$(0.06)	$(0.09)	$(0.07)(c)
Net realized and unrealized gain (loss)	7.55	4.68	1.81	4.30	2.35
Total from investment operations	$7.37	$4.61	$1.75	$4.21	$2.28
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$31.63	$24.49	$20.06	$19.04	$16.24
Total return (%) (r)(s)(t)(x)	30.29	23.16	10.14	27.73	16.39(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.05	1.09	1.17	1.22(c)
Expenses after expense reductions (f)	1.00	1.04	1.09	1.16	1.21(c)
Net investment income (loss)	(0.65)	(0.35)	(0.34)	(0.55)	(0.44)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$777,474	$451,972	$239,505	$95,010	$32,496
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$25.67	$20.97	$19.82	$16.82	$15.20
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.02)	$(0.02)	$(0.05)	$(0.03)(c)
Net realized and unrealized gain (loss)	7.93	4.90	1.90	4.46	2.43
Total from investment operations	$7.81	$4.88	$1.88	$4.41	$2.40
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$33.25	$25.67	$20.97	$19.82	$16.82
Total return (%) (r)(s)(t)(x)	30.61	23.45	10.40	27.98	16.70(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.80	0.84	0.92	0.97(c)
Expenses after expense reductions (f)	0.75	0.79	0.83	0.91	0.96(c)
Net investment income (loss)	(0.40)	(0.10)	(0.08)	(0.30)	(0.18)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$389,323	$242,937	$173,441	$54,141	$22,346

Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$26.51	$21.63	$20.40	$17.25	$15.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.00)(w)	$(0.00)(w)	$(0.04)	$(0.01)(c)
Net realized and unrealized gain (loss)	8.20	5.06	1.96	4.60	2.49
Total from investment operations	$8.11	$5.06	$1.96	$4.56	$2.48
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$34.39	$26.51	$21.63	$20.40	$17.25
Total return (%) (r)(s)(t)(x)	30.78	23.57	10.51	28.17	16.84(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.70	0.75	0.81	0.86(c)
Expenses after expense reductions (f)	0.65	0.69	0.74	0.81	0.84(c)
Net investment income (loss)	(0.30)	(0.01)	(0.01)	(0.19)	(0.05)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$8,056,150	$5,343,295	$3,053,325	$2,013,624	$1,520,339
See Notes to Financial Statements

Financial Highlights – continued
Class 529A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$23.88	$19.57	$18.60	$15.90	$14.45
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.08)	$(0.07)	$(0.09)	$(0.06)(c)
Net realized and unrealized gain (loss)	7.36	4.57	1.77	4.20	2.29
Total from investment operations	$7.18	$4.49	$1.70	$4.11	$2.23
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$30.83	$23.88	$19.57	$18.60	$15.90
Total return (%) (r)(s)(t)(x)	30.27	23.13	10.11	27.70	16.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.10	1.15	1.23	1.32(c)
Expenses after expense reductions (f)	1.03	1.06	1.10	1.18	1.21(c)
Net investment income (loss)	(0.67)	(0.38)	(0.38)	(0.56)	(0.43)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$21,332	$13,593	$9,590	$7,582	$4,916

Class 529B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.38	$16.04	$15.51	$13.58	$12.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.19)	$(0.17)	$(0.19)	$(0.15)(c)
Net realized and unrealized gain (loss)	5.96(g)	3.71	1.43	3.53	1.96
Total from investment operations	$5.78	$3.52	$1.26	$3.34	$1.81
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$24.93	$19.38	$16.04	$15.51	$13.58
Total return (%) (r)(s)(t)(x)	30.07	22.17	9.26	26.69	15.47(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.85	1.90	1.98	2.07(c)
Expenses after expense reductions (f)	1.17	1.84	1.89	1.96	2.00(c)
Net investment income (loss)	(0.81)	(1.15)	(1.17)	(1.35)	(1.23)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$465	$407	$361	$304	$210
See Notes to Financial Statements

Financial Highlights – continued
Class 529C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$18.75	$15.52	$15.04	$13.20	$12.22
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30)	$(0.18)	$(0.16)	$(0.18)	$(0.15)(c)
Net realized and unrealized gain (loss)	5.75(g)	3.59	1.37	3.43	1.91
Total from investment operations	$5.45	$3.41	$1.21	$3.25	$1.76
Less distributions declared to shareholders
From net realized gain	$(0.23)	$(0.18)	$(0.73)	$(1.41)	$(0.78)
Net asset value, end of period (x)	$23.97	$18.75	$15.52	$15.04	$13.20
Total return (%) (r)(s)(t)(x)	29.31	22.20	9.21	26.78	15.48(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.85	1.90	1.99	2.07(c)
Expenses after expense reductions (f)	1.79	1.83	1.88	1.95	1.99(c)
Net investment income (loss)	(1.43)	(1.14)	(1.16)	(1.34)	(1.21)(c)
Portfolio turnover	23	34	21	33	30
Net assets at end of period (000 omitted)	$1,945	$2,217	$2,299	$2,236	$1,955

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$14,137,012,022	$—	$5,135,763	$14,142,147,785
Israel	354,666,486	—	—	354,666,486
Netherlands	349,848,613	—	—	349,848,613
United Kingdom	315,481,242	—	—	315,481,242
Canada	308,296,994	—	—	308,296,994
Ireland	256,020,143	—	—	256,020,143
Denmark	88,956,343	—	—	88,956,343
Mutual Funds	199,633,261	—	—	199,633,261
Total	$16,009,915,104	$—	$5,135,763	$16,015,050,867
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 8/31/20	$—
Purchases	5,135,763
Balance as of 8/31/21	$5,135,763
At August 31, 2021, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $8,502,334. The fair value of the fund's investment securities on loan and a related liability of $6,839,177 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,719,847 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Long-term capital gains	$110,534,296	$64,368,451

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$9,153,464,533
Gross appreciation	6,903,391,402
Gross depreciation	(41,805,068)
Net unrealized appreciation (depreciation)	$6,861,586,334
Undistributed long-term capital gain	455,671,303
Late year ordinary loss deferral	(24,377,143)
Other temporary differences	11,738
Total distributable earnings (loss)	$7,292,892,232
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$14,608,056	$9,859,800
Class B	199,879	192,285
Class C	1,338,598	934,695
Class I	37,451,688	18,997,911
Class R1	44,908	44,903
Class R2	158,195	100,054
Class R3	4,810,101	2,828,218
Class R4	2,303,508	1,671,984
Class R6	49,446,575	29,619,366
Class 529A	140,412	90,325
Class 529B	4,840	3,816
Class 529C	27,536	25,094
Total	$110,534,296	$64,368,451

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2020 through July 31, 2021, the management fee was computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.62%
In excess of $10 billion	0.60%
Effective August 1, 2021, the management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.62%
In excess of $10 billion and up to $20 billion	0.60%
In excess of $20 billion	0.55%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $1,643,675, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.63% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $561,040 and $10,017 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

Notes to Financial Statements  - continued
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 4,523,056
Class B	0.75%	0.25%	1.00%	1.00%	179,894
Class C	0.75%	0.25%	1.00%	1.00%	1,224,897
Class R1	0.75%	0.25%	1.00%	1.00%	43,488
Class R2	0.25%	0.25%	0.50%	0.50%	117,149
Class R3	—	0.25%	0.25%	0.25%	1,572,490
Class 529A	—	0.25%	0.25%	0.22%	43,685
Class 529B	0.75%	0.25%	1.00%	0.37%	1,574
Class 529C	0.75%	0.25%	1.00%	0.98%	20,890
Total Distribution and Service Fees					$7,727,123
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $2,197, $57, $27, $4,524, and $305 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period from November 1, 2020 through August 31, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six

Notes to Financial Statements  - continued
years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$25,920
Class B	8,621
Class C	15,428
Class 529B	—
Class 529C	34
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2021, were as follows:
Fee
Class 529A	$8,737
Class 529B	215
Class 529C	1,043
Total Program Manager Fees	$9,995
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $513,446, which equated to 0.0037% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,595,103.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0040% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $10,907,413. The sales transactions resulted in net realized gains (losses) of $3,295,432.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $468,526, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $3,989,660,562 and $3,177,675,133, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	18,145,587	$498,726,808	19,150,294	$397,151,871
Class B	32,143	687,093	40,035	659,617
Class C	1,249,807	26,777,999	2,088,030	34,325,371
Class I	53,459,598	1,549,619,016	118,050,630	2,647,030,965
Class R1	68,825	1,569,178	95,610	1,623,960
Class R2	611,002	15,913,080	320,112	6,206,067
Class R3	12,326,487	338,320,683	10,948,478	226,467,798
Class R4	6,035,785	177,359,062	3,758,366	81,341,594
Class R6	77,970,903	2,330,624,202	97,278,087	2,184,427,324
Class 529A	190,499	5,134,124	128,965	2,618,266
Class 529B	318	6,083	1,265	18,728
Class 529C	22,753	459,951	14,594	240,063
	170,113,707	$4,945,197,279	251,874,466	$5,582,111,624
Shares issued to shareholders in reinvestment of distributions
Class A	503,774	$13,541,450	440,258	$9,095,745
Class B	9,180	198,566	11,391	191,132
Class C	62,251	1,302,918	55,628	903,950
Class I	1,266,483	36,360,734	835,859	18,388,907
Class R1	2,087	44,908	2,689	44,903
Class R2	6,253	157,065	4,761	92,224
Class R3	180,154	4,810,101	137,760	2,828,218
Class R4	80,098	2,245,140	75,746	1,627,032
Class R6	1,626,951	47,116,499	1,273,386	28,230,957
Class 529A	5,058	131,661	4,510	90,253
Class 529B	230	4,840	234	3,816
Class 529C	1,278	26,019	1,587	25,075
	3,743,797	$105,939,901	2,843,809	$61,522,212

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(11,916,673)	$(330,288,912)	(12,182,500)	$(250,900,560)
Class B	(224,082)	(5,007,809)	(289,584)	(4,807,304)
Class C	(1,436,286)	(31,034,335)	(1,406,988)	(22,690,262)
Class I	(70,224,943)	(2,125,197,943)	(34,879,710)	(775,106,805)
Class R1	(73,894)	(1,621,997)	(98,817)	(1,558,161)
Class R2	(294,760)	(7,756,811)	(250,454)	(4,821,076)
Class R3	(6,383,310)	(176,284,383)	(4,567,435)	(93,853,569)
Class R4	(3,872,087)	(115,613,523)	(2,641,306)	(56,676,069)
Class R6	(46,868,226)	(1,404,422,796)	(38,173,178)	(859,598,802)
Class 529A	(72,945)	(2,012,645)	(54,306)	(1,084,906)
Class 529B	(2,881)	(62,354)	(3,034)	(46,375)
Class 529C	(61,131)	(1,296,960)	(46,093)	(743,799)
	(141,431,218)	$(4,200,600,468)	(94,593,405)	$(2,071,887,688)
Net change
Class A	6,732,688	$181,979,346	7,408,052	$155,347,056
Class B	(182,759)	(4,122,150)	(238,158)	(3,956,555)
Class C	(124,228)	(2,953,418)	736,670	12,539,059
Class I	(15,498,862)	(539,218,193)	84,006,779	1,890,313,067
Class R1	(2,982)	(7,911)	(518)	110,702
Class R2	322,495	8,313,334	74,419	1,477,215
Class R3	6,123,331	166,846,401	6,518,803	135,442,447
Class R4	2,243,796	63,990,679	1,192,806	26,292,557
Class R6	32,729,628	973,317,905	60,378,295	1,353,059,479
Class 529A	122,612	3,253,140	79,169	1,623,613
Class 529B	(2,333)	(51,431)	(1,535)	(23,831)
Class 529C	(37,100)	(810,990)	(29,912)	(478,661)
	32,426,286	$850,536,712	160,124,870	$3,571,746,148
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund,

Notes to Financial Statements  - continued
the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $54,958 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$321,141,622	$2,298,730,030	$2,427,077,567	$2,711	$(2,712)	$192,794,084

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$140,402	$—
(8) Redemptions In-Kind
On October 12, 2020, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $27,279,122. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $15,620,838 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.

Notes to Financial Statements  - continued
(9) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Fund (the “Fund”), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Eric Braz Eric Fischman Paul Gordon

Board Review of Investment Advisory Agreement
MFS Mid Cap Growth Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

Board Review of Investment Advisory Agreement - continued
were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, and $10 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $20 billion effective August 1, 2021. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees

Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $182,452,000 as capital gain dividends paid during the fiscal year.

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  U.S. Government
Money Market Fund
MCM-ANN

MFS® U.S. Government
Money Market Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (u)
Maturity breakdown (u)
0 - 7 days	38.0%
8 - 29 days	24.6%
30 - 59 days	26.0%
60 - 89 days	11.7%
Other Assets Less Liabilities	(0.3)%

Composition including fixed income credit quality (a)(u)
A-1+	54.4%
A-1	45.9%
Other Assets Less Liabilities	(0.3)%
(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Performance Summary THROUGH 8/31/21
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Inception	1-Year Total Return (without sales charge)	Current 7-day yield
12/19/75	0.00%	0.00%
Yields quoted are based on the latest seven days ended as of August 31, 2021, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.
Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.
Notes to Performance Summary
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
3

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
4

Expense Table - continued
	Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
Actual	0.03%	$1,000.00	$1,000.00	$0.15
Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
As more fully disclosed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.
5

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 79.3%
Fannie Mae, 0.001%, due 9/01/2021	$ 8,044,000	$ 8,044,000
Fannie Mae, 0.001%, due 9/08/2021	9,914,000	9,913,998
Fannie Mae, 0.007%, due 9/15/2021	4,629,000	4,628,987
Fannie Mae, 0.041%, due 9/22/2021	2,487,000	2,486,942
Fannie Mae, 0.03%, due 9/29/2021	7,653,000	7,652,821
Fannie Mae, 0.035%, due 11/03/2021	2,925,000	2,924,821
Federal Farm Credit Bank, 0.03%, due 9/10/2021	9,985,000	9,984,925
Federal Farm Credit Bank, 0.03%, due 10/01/2021	6,498,000	6,497,838
Federal Farm Credit Bank, 0.041%, due 11/08/2021	9,025,000	9,024,318
Federal Home Loan Bank, 0.02%, due 9/01/2021	2,818,000	2,818,000
Federal Home Loan Bank, 0.02%, due 9/03/2021	10,354,000	10,353,989
Federal Home Loan Bank, 0.018%, due 9/03/2021	3,500,000	3,499,997
Federal Home Loan Bank, 0.033%, due 9/15/2021	4,055,000	4,054,948
Federal Home Loan Bank, 0.03%, due 9/15/2021	3,744,000	3,743,956
U.S. Treasury Bill, 0.018%, due 9/02/2021	4,462,000	4,461,998
U.S. Treasury Bill, 0.041%, due 9/07/2021	19,661,000	19,660,869
U.S. Treasury Bill, 0.015%, due 9/09/2021	6,165,000	6,164,979
U.S. Treasury Bill, 0.035%, due 9/09/2021	2,000,000	1,999,984
U.S. Treasury Bill, 0.038%, due 9/09/2021	2,590,000	2,589,978
U.S. Treasury Bill, 0.035%, due 9/14/2021	2,878,000	2,877,964
U.S. Treasury Bill, 0.035%, due 9/16/2021	15,089,000	15,088,780
U.S. Treasury Bill, 0.041%, due 9/21/2021	5,514,000	5,513,877
U.S. Treasury Bill, 0.035%, due 9/28/2021	17,871,000	17,870,531
U.S. Treasury Bill, 0.041%, due 10/05/2021	10,895,000	10,894,588
U.S. Treasury Bill, 0.035%, due 10/07/2021	3,610,000	3,609,874
U.S. Treasury Bill, 0.046%, due 10/07/2021	5,117,000	5,116,770
U.S. Treasury Bill, 0.041%, due 10/12/2021	15,729,000	15,728,283
U.S. Treasury Bill, 0.042%, due 10/14/2021	11,475,000	11,474,438
U.S. Treasury Bill, 0.051%, due 10/19/2021	11,718,000	11,717,219
U.S. Treasury Bill, 0.042%, due 10/21/2021	8,179,000	8,178,534
U.S. Treasury Bill, 0.041%, due 10/26/2021	8,179,000	8,178,500
U.S. Treasury Bill, 0.046%, due 10/26/2021	8,074,000	8,073,445
U.S. Treasury Bill, 0.041%, due 11/02/2021	15,101,000	15,099,960
U.S. Treasury Bill, 0.056%, due 11/12/2021	9,384,000	9,382,968
U.S. Treasury Bill, 0.041%, due 11/16/2021	3,827,000	3,826,677
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$273,139,756
6

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Repurchase Agreements – 21.0%
Bank of America Corp. Repurchase Agreement, 0.05%, dated 8/31/2021, due 9/01/2021, total to be received $36,125,050 (secured by U.S. Treasury and Federal Agency obligations valued at $36,940,950)	$ 36,125,000	$ 36,125,000
JPMorgan Chase & Co. Repurchase Agreement, 0.05%, dated 8/31/2021, due 9/01/2021, total to be received $36,147,050 (secured by U.S. Treasury and Federal Agency obligations valued at $36,869,992)	36,147,000	36,147,000
Total Repurchase Agreements, at Cost and Value		$ 72,272,000

Other Assets, Less Liabilities – (0.3)%		(1,202,692)
Net Assets – 100.0%		$344,209,064

(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
7

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at cost and value	$273,139,756
Investments in unaffiliated repurchase agreements, at cost and value	72,272,000
Cash	97
Receivables for
Fund shares sold	448,127
Interest	100
Receivable from investment adviser and distributor	25,150
Other assets	545
Total assets	$345,885,775
Liabilities
Payables for
Fund shares reacquired	$1,563,711
Payable to affiliates
Administrative services fee	306
Shareholder servicing costs	48,499
Payable for independent Trustees' compensation	1,755
Accrued expenses and other liabilities	62,440
Total liabilities	$1,676,711
Net assets	$344,209,064
Net assets consist of
Paid-in capital	$344,172,099
Total distributable earnings (loss)	36,965
Net assets	$344,209,064
Shares of beneficial interest outstanding	344,168,763
Net asset value per share (net assets of $344,209,064 / 344,168,763 shares of beneficial interest outstanding)	$1.00
A contingent deferred sales charge may be imposed on redemptions.
See Notes to Financial Statements
8

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$247,298
Other	2,251
Total investment income	$249,549
Expenses
Management fee	$1,835,889
Shareholder servicing costs	445,160
Administrative services fee	69,358
Independent Trustees' compensation	8,819
Custodian fee	22,598
Shareholder communications	11,965
Audit and tax fees	39,817
Legal fees	3,014
Miscellaneous	95,152
Total expenses	$2,531,772
Fees paid indirectly	(22,598)
Reduction of expenses by investment adviser and distributor	(2,259,625)
Net expenses	$249,549
Net investment income (loss)	$0
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$40,151
Change in net assets from operations	$40,151
See Notes to Financial Statements
9

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$0	$1,868,799
Net realized gain (loss)	40,151	100
Change in net assets from operations	$40,151	$1,868,899
Total distributions to shareholders	$—	$(1,868,799)
Change in net assets from fund share transactions	$(174,481,934)	$214,851,860
Total change in net assets	$(174,441,783)	$214,851,960
Net assets
At beginning of period	518,650,847	303,798,887
At end of period	$344,209,064	$518,650,847
See Notes to Financial Statements
10

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.01	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.01	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.02)	$(0.01)	$(0.00)(w)
Contribution from adviser	$—	$—	$—	$(0.00)(w)	$—
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.61	1.70	0.83	0.17(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.60	0.62	0.63	0.56(c)
Expenses after expense reductions (f)	0.06	0.36	0.61	0.62	0.43(c)
Net investment income (loss)	0.00	0.45	1.69	0.81	0.17(c)
Net assets at end of period (000 omitted)	$344,209	$518,651	$303,799	$264,370	$307,591

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
See Notes to Financial Statements
11

Notes to Financial Statements
(1) Business and Organization
MFS U.S. Government Money Market Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
12

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$345,411,756	$—	$345,411,756
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At August 31, 2021, the fund had investments in repurchase agreements with a gross value of $72,272,000 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
13

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.
Fees Paid Indirectly — The fund’s custody fee may be reduced by credits earned under a previous arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credits that were used to reduce the fund's custody fee for the year ended August 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended August 31, 2021, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$—	$1,868,799
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$345,411,756
Undistributed ordinary income	38,684
Other temporary differences	(1,719)
Total distributable earnings (loss)	$ 36,965
14

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
During the year ended August 31, 2021, MFS voluntarily waived receipt of $1,732,608 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2021, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $53,611, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2021, these waivers had the effect of reducing the management fee by 0.39% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.01% of the fund’s average daily net assets.
In order to avoid a negative yield for the year ended August 31, 2021, MFS voluntarily agreed to reduce certain other expenses in the amount of $63,059, which is included in the reduction of total expenses in the Statement of Operations.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.45% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, this reduction amounted to $410,347 which is included in the reduction of total expenses in the Statement of Operations.
Distributor — Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2021 were $8,251.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $180,038, which equated to 0.0392% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $265,122.
15

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0151% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $726 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,720 at August 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
(4) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 8/31/21	Year ended 8/31/20
Shares sold	223,841,885	532,195,804
Shares issued to shareholders in reinvestment of distributions	—	1,528,478
Shares reacquired	(398,323,819)	(318,872,422)
Net change	(174,481,934)	214,851,860
Effective at the close of business on May 29, 2020, purchases of the fund are closed to new and existing investors subject to certain exceptions. Please see the fund's prospectus for details.
(5) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs.
16

Notes to Financial Statements  - continued
Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $2,393 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(6) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Fund (the “Fund”), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
18

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
19

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
20

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
21

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
22

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
23

Board Review of Investment Advisory Agreement
MFS U.S. Government Money Market Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
24

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 5th quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation
25

Board Review of Investment Advisory Agreement - continued
for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
26

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
27

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2021 and 2020, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees Billed by Deloitte
MFS Mid Cap Growth Fund	48,766	48,104
MFS U.S. Government Money Market Fund	34,201	33,740

Total	82,967	81,844

	Audit Fees
	2021	2020
Fees Billed by E&Y
MFS Blended Research Emerging Markets Equity Fund	55,921	55,160
MFS Blended Research Global Equity Fund+	N/A	0
MFS Blended Research International Equity Fund	55,921	55,160
MFS Global New Discovery Fund	48,935	48,270

Total	160,777	158,590

For the fiscal years ended August 31, 2021 and 2020, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund	0	0	7,623	7,123	0	0
To MFS U.S. Government Money Market Fund	0	0	4,507	4,050	0	0
Total fees billed by Deloitte To above Funds	0	0	12,130	11,173	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	0	0	0	0	1,600	5,390
To MFS and MFS Related Entities of MFS U.S. Government Money Market Fund*	0	0	0	0	1,600	5,390

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	9,223	906,263
To MFS U.S. Government Money Market Fund, MFS and MFS Related Entities#	6,107	903,190

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund	0	0	10,527	10,372	1,009	1,006
To MFS Blended Research Global Equity Fund+	N/A	0	N/A	8,159	N/A	1,001
To MFS Blended Research International Equity Fund	0	0	10,527	10,372	1,079	1,080
To MFS Global New Discovery Fund	0	0	9,409	9,270	1,013	1,012
Total fees billed by E&Y To above Funds	0	0	30,463	38,173	3,101	4,099

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Blended Research Emerging Markets Equity Fund*	1,668,649	1,785,828	0	0	107,150	104,750
To MFS and MFS Related Entities of MFS Blended Research Global Equity Fund*+	N/A	1,785,828	N/A	0	N/A	104,750
To MFS and MFS Related Entities of MFS Blended Research International Equity Fund*	1,668,649	1,785,828	0	0	107,150	104,750
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	1,668,649	1,785,828	0	0	107,150	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund, MFS and MFS Related Entities#	2,053,765	2,080,956
To MFS Blended Research Global Equity Fund, MFS and MFS Related Entities#+	N/A	2,078,738
To MFS Blended Research International Equity Fund, MFS and MFS Related Entities#	2,053,835	2,081,030
To MFS Global New Discovery Fund, MFS and MFS Related Entities#	2,052,651	2,079,860

+	MFS Blended Research Global Equity Fund liquidated effective August 20, 2020.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 15, 2021

*	Print name and title of each signing officer under his or her signature.